UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2025

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF SEPTEMBER 30, 2025
Fidelity® Real Estate Equity Central Fund Fidelity® Real Estate Equity Central Fund

This annual shareholder report contains information about Fidelity® Real Estate Equity Central Fund for the period October 1, 2024 to September 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Real Estate Equity Central Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending September 30, 2025, extending a historically fast rebound that began in early April, supported by strong corporate fundamentals, a resilient economy and the Federal Reserve's first interest-rate reduction since December.
•Against this backdrop, market selection was the primary detractor from the fund's performance versus the FTSE NAREIT Equity REITS Index for the fiscal year, including underweights in regional malls and health care. Also hurting our result were picks in free standing and data centers.
•Not owning Simon Property Group, an index component that gained about 17%, was the biggest individual relative detractor. The second-largest relative detractor was an overweight in Americold Realty Trust (-54%). Another notable relative detractor was an overweight in CubeSmart (-21%). The stock was one of the fund's largest holdings this period.
•In contrast, the primary contributor to performance versus the real estate index was stock selection in health care. Stock picking in real estate services and single-family residential also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Ventas (+13%). The stock was one of the fund's largest holdings. A second notable relative contributor was a stake in Iron Mountain (+10%). This was an investment we established this period, and it was among the biggest holdings at period end. Not owning Extra Space Storage, an index component that returned about -18%, was another notable relative contributor.
•Notable changes in positioning include increased exposure to the other specialized and health care industries.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
September 30, 2015 through September 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Real Estate Equity Central Fund	-3.12%	7.66%	7.03%
FTSE® NAREIT® Equity REITs Index	-1.98%	9.33%	6.61%
S&P 500® Index	17.60%	16.47%	15.30%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of September 30, 2025)

KEY FACTS
Fund Size	$873,026,570
Number of Holdings	32
Total Advisory Fee	$0
Portfolio Turnover	43%
What did the Fund invest in?
(as of September 30, 2025)

TOP INDUSTRIES (% of Fund's net assets)
Specialized REITs	28.9
Retail REITs	16.7
Residential REITs	16.3
Health Care REITs	15.9
Industrial REITs	15.0
Office REITs	2.1
Hotel & Resort REITs	2.1
Real Estate Management & Development	2.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 100.0

TOP HOLDINGS (% of Fund's net assets)
Prologis Inc	10.2
Equinix Inc	9.9
Ventas Inc	7.9
Welltower Inc	7.1
Public Storage Operating Co	5.4
Iron Mountain Inc	4.6
AvalonBay Communities Inc	4.2
Tanger Inc	3.7
Camden Property Trust	3.6
NNN REIT Inc	3.4
60.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913782.101    2724-TSRA-1125

ANNUAL SHAREHOLDER REPORT | AS OF SEPTEMBER 30, 2025
Fidelity® International Equity Central Fund Fidelity® International Equity Central Fund

This annual shareholder report contains information about Fidelity® International Equity Central Fund for the period October 1, 2024 to September 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Equity Central Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending September 30, 2025, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks in Europe ex U.K. and stock picking and an underweight in Canada detracted from the fund's performance versus the MSCI World ex USA (Linked 10/1/2015) Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer discretionary, primarily within the consumer durables & apparel industry.
•The largest individual relative detractor this period was avoiding HSBC, a benchmark component that gained 66%. The second-largest relative detractor was an overweight in Alcon (-25%). Another notable relative detractor was an overweight in DSV (+1%).
•In contrast, from a regional standpoint, stock picks in Japan and an overweight in Europe ex U.K., primarily in Switzerland, contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were security selection and an underweight in consumer staples. An overweight in industrials, primarily within the capital goods industry, and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Rolls-Royce (+129%). The second-largest relative contributor was an overweight in CaixaBank (+86%). Another notable relative contributor was an overweight in UniCredit (+80%). Each was among the fund's largest holdings.
•Notable changes in positioning include increased exposure to Spain and a lower allocation to Netherlands. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
September 30, 2015 through September 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Equity Central Fund	15.50%	11.88%	9.76%
MSCI World ex USA (Linked 10/1/2015) Index	16.36%	11.86%	8.66%
MSCI World ex USA Index	16.36%	11.86%	8.66%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of September 30, 2025)

KEY FACTS
Fund Size	$6,424,103,599
Number of Holdings	275
Total Advisory Fee	$0
Portfolio Turnover	54%
What did the Fund invest in?
(as of September 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	27.8
Industrials	22.2
Information Technology	10.7
Consumer Discretionary	7.4
Materials	7.2
Health Care	6.9
Communication Services	5.5
Consumer Staples	5.1
Energy	2.4
Utilities	2.3
Real Estate	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.2
Short-Term Investments and Net Other Assets (Liabilities) - 1.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Japan - 15.9
United Kingdom - 14.7
United States - 13.0
Germany - 11.0
France - 7.3
Canada - 6.4
Spain - 5.6
Italy - 5.0
Netherlands - 3.0
Others - 18.1

TOP HOLDINGS (% of Fund's net assets)
Banco Santander SA	2.3
Rolls-Royce Holdings PLC	2.2
Schneider Electric SE	2.0
SAP SE	1.9
Hitachi Ltd	1.9
ASML Holding NV	1.8
CaixaBank SA	1.7
UniCredit SpA	1.6
3i Group PLC	1.5
Air Liquide SA	1.4
18.3
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913778.101    2018-TSRA-1125

ANNUAL SHAREHOLDER REPORT | AS OF SEPTEMBER 30, 2025
Fidelity® Floating Rate Central Fund Fidelity® Floating Rate Central Fund

This annual shareholder report contains information about Fidelity® Floating Rate Central Fund for the period October 1, 2024 to September 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Floating Rate Central Fund	$ 1	0.01%
What affected the Fund's performance this period?

•Leveraged loans posted a strong gain for the 12 months ending September 30, 2025. The category performed well early on, but declined in March and April, along with other risk assets, on concerns about the impact of a possible trade war on the economy. Loans then rebounded when the U.S. administration relaxed its stance on tariffs, but underperformed later in the period amid declining rates and the Federal Reserve's first rate cut since December.
•Against this backdrop, the fund's core investment in floating-rate leveraged loans gained 6.99% and detracted from performance versus the Morningstar LSTA US Performing Loans Index for the fiscal year. By industry, the primary contributor to performance versus the benchmark was security selection in chemicals & plastics. Our choices and an underweight in automotive also boosted relative performance. Also bolstering our relative result were our choices in leisure goods/activities/movies. Lastly, the fund's position in cash contributed.
•The top individual relative contributor this period was avoiding First Brands, a benchmark component that returned roughly -65%. A second notable relative contributor was an overweight in Altice (+35%). The company was one of our biggest holdings. A non-benchmark stake in Chesapeake Energy gained about 33% and notably helped.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in oil & gas. Also hurting our result were our choices in retailers (except food & drug) and food products.
•The largest individual relative detractor was an overweight in New Fortress Energy (-39%). A second notable relative detractor was our non-benchmark stake in Jo Ann Stores (-44%). Another notable relative detractor was our non-benchmark stake in Securus Technologies (-25%).
•Notable changes in positioning include increased exposure to the all telecom industry and a lower allocation to business equipment & services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
September 30, 2015 through September 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Floating Rate Central Fund	7.20%	7.42%	5.89%
Morningstar® LSTA® US Performing Loans	7.04%	7.16%	5.66%
Bloomberg U.S. Universal Bond Index	3.40%	0.08%	2.26%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of September 30, 2025)

KEY FACTS
Fund Size	$1,986,395,015
Number of Holdings	583
Total Advisory Fee	$0
Portfolio Turnover	44%
What did the Fund invest in?
(as of September 30, 2025)

QUALITY DIVERSIFICATION (% of Fund's net assets)

A - 0.0
BBB - 1.5
BB - 17.7
B - 58.4
CCC,CC,C - 8.5
Not Rated - 7.8
Equities - 1.8
Short-Term Investments and Net Other Assets (Liabilities) - 4.3

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Bank Loan Obligations - 89.1
Corporate Bonds - 3.4
Common Stocks - 1.7
Alternative Funds - 0.9
Asset-Backed Securities - 0.3
Preferred Securities - 0.2
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 4.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.2
United Kingdom - 2.8
Canada - 1.7
France - 1.2
Netherlands - 1.0
Grand Cayman (UK Overseas Ter) - 0.6
Luxembourg - 0.3
Switzerland - 0.3
Puerto Rico - 0.3
Others - 0.6

TOP HOLDINGS (% of Fund's net assets)
Great Outdoors Group LLC	2.6
Asurion LLC	2.6
Acrisure LLC	1.2
Altice France SA	1.2
Clydesdale Acquisition Holdings Inc	1.2
Lumen Technologies Inc	1.1
Polaris Newco LLC	1.0
X Corp	1.0
MH Sub I LLC	1.0
Caesars Entertainment Inc	0.9
13.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913752.101    1408-TSRA-1125

ANNUAL SHAREHOLDER REPORT | AS OF SEPTEMBER 30, 2025
Fidelity® Emerging Markets Equity Central Fund Fidelity® Emerging Markets Equity Central Fund

This annual shareholder report contains information about Fidelity® Emerging Markets Equity Central Fund for the period October 1, 2024 to September 30, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Emerging Markets Equity Central Fund	$ 3	0.02%
What affected the Fund's performance this period?

•International equities achieved a strong gain for the 12 months ending September 30, 2025, rising amid increasingly attractive valuations compared to U.S. stocks, a weakening U.S. dollar and resilient economic growth in some regions.
•Against this backdrop, stock picks and an underweight in Emerging Asia and the Middle East contributed to the fund's performance versus the Fidelity Emerging Markets Equity Central Fund Linked Index for the fiscal year.
•By sector, security selection was the primary contributor, led by information technology. Stock picking in materials and financials, primarily within the banks industry, also boosted the fund's relative performance.
•The fund's non-benchmark stake in Sea gained about 78% and was the top individual relative contributor. This period we decreased our investment in Sea. A second notable relative contributor was an overweight in MMG (+181%). This was an investment we established this period. Another notable relative contributor was an overweight in Impala Platinum Holdings (+129%).
•In contrast, from a regional standpoint, security selection and an overweight in Latin America, primarily in Brazil, and a non-benchmark allocation to developed markets detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in consumer staples, primarily within the consumer staples distribution & retail industry. Also hurting our result were underweights in communication services and information technology, primarily within the technology hardware & equipment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was our stake in Raia Drogasil (-45%). The stock was not held at period end. A second notable relative detractor was an overweight in Bank Central Asia (-31%). An overweight in Sumber Alfaria Trijaya (-44%) also detracted.
•Notable changes in positioning include increased exposure to South Korea and South Africa. By sector, meaningful changes in positioning include decreased exposure to consumer staples and a higher allocation to communication services.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
September 30, 2015 through September 30, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Emerging Markets Equity Central Fund	21.83%	7.10%	9.36%
Fidelity Emerging Markets Equity Central Fund Linked Index℠	17.29%	6.92%	7.86%
MSCI Emerging Markets Index	17.29%	7.03%	8.01%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of September 30, 2025)

KEY FACTS
Fund Size	$3,012,689,539
Number of Holdings	247
Total Advisory Fee	$0
Portfolio Turnover	53%
What did the Fund invest in?
(as of September 30, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.4
Financials	22.2
Consumer Discretionary	15.4
Communication Services	9.9
Materials	6.5
Industrials	5.5
Consumer Staples	3.8
Energy	3.5
Health Care	3.2
Utilities	2.3
Real Estate	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.2
Preferred Stocks - 0.7
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 31.9
Taiwan - 18.4
India - 13.8
Korea (South) - 10.5
Brazil - 5.6
South Africa - 4.4
Saudi Arabia - 2.9
Mexico - 2.1
Indonesia - 1.7
Others - 8.7

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	12.8
Tencent Holdings Ltd	7.3
Alibaba Group Holding Ltd	4.0
Samsung Electronics Co Ltd	4.0
SK Hynix Inc	2.2
China Construction Bank Corp H Shares	2.2
HDFC Bank Ltd/Gandhinagar	1.8
PDD Holdings Inc Class A ADR	1.7
Naspers Ltd Class N	1.6
Reliance Industries Ltd	1.3
38.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913779.101    2113-TSRA-1125

Item 2.

Code of Ethics

As of the end of the period, September 30, 2025, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Equity Central Fund, Fidelity Floating Rate Central Fund, Fidelity International Equity Central Fund, and Fidelity Real Estate Equity Central Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$42,500	$-	$10,600	$700
Fidelity Floating Rate Central Fund	$78,800	$-	$9,500	$1,100
Fidelity International Equity Central Fund	$47,700	$-	$10,600	$700
Fidelity Real Estate Equity Central Fund	$39,900	$-	$9,000	$600

September 30, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$40,600	$-	$10,800	$1,000
Fidelity Floating Rate Central Fund	$75,900	$-	$9,700	$1,800
Fidelity International Equity Central Fund	$45,800	$-	$10,800	$1,200
Fidelity Real Estate Equity Central Fund	$38,200	$-	$8,900	$1,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2025A	September 30, 2024A
Audit-Related Fees	$125,000	$125,000
Tax Fees	$-	$-
All Other Fees	$1,970,400	$2,929,500

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2025A	September 30, 2024A
Deloitte Entities	$2,475,000	$5,230,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® International Equity Central Fund

Annual Report
September 30, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Equity Central Fund
Schedule of Investments September 30, 2025
Showing Percentage of Net Assets
Common Stocks - 98.2%
	Shares	Value ($)
AUSTRALIA - 1.8%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
CAR Group Ltd	184,870	4,499,241
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Santos Ltd	1,423,680	6,339,990
Financials - 1.3%
Banks - 0.7%
Commonwealth Bank of Australia	121,654	13,435,192
Westpac Banking Corp	1,117,995	28,829,121
		42,264,313
Capital Markets - 0.3%
Macquarie Group Ltd	117,010	16,981,739
Financial Services - 0.1%
Cuscal Ltd	2,842,542	7,279,122
Insurance - 0.2%
QBE Insurance Group Ltd	1,119,023	15,246,020
TOTAL FINANCIALS		81,771,194

Materials - 0.2%
Metals & Mining - 0.2%
Glencore PLC	2,328,500	10,724,205
Real Estate - 0.2%
Diversified REITs - 0.0%
Stockland unit	703,670	2,849,584
Specialized REITs - 0.2%
Arena REIT unit	1,674,016	4,297,862
National Storage REIT unit	1,707,638	2,655,369
		6,953,231
TOTAL REAL ESTATE		9,802,815

TOTAL AUSTRALIA		113,137,445
BELGIUM - 1.4%
Financials - 1.1%
Banks - 1.1%
KBC Group NV	577,762	68,815,714
Health Care - 0.3%
Pharmaceuticals - 0.3%
UCB SA	72,164	19,910,174
Real Estate - 0.0%
Industrial REITs - 0.0%
Montea NV	39,900	3,213,539
TOTAL BELGIUM		91,939,427
BRAZIL - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Wheaton Precious Metals Corp	168,800	18,889,784
CANADA - 6.4%
Consumer Discretionary - 0.2%
Broadline Retail - 0.1%
Dollarama Inc	39,800	5,248,898
Specialty Retail - 0.1%
Aritzia Inc Subordinate Voting Shares (b)	104,220	6,303,974
TOTAL CONSUMER DISCRETIONARY		11,552,872

Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Alimentation Couche-Tard Inc	179,300	9,566,016
Energy - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Athabasca Oil Corp (b)	1,977,119	9,461,531
Cameco Corp	85,196	7,150,171
Cenovus Energy Inc	253,581	4,305,611
Imperial Oil Ltd (c)	348,017	31,555,842
MEG Energy Corp	411,502	8,302,778
Meren Energy Inc	1,277,333	1,688,793
South Bow Corp (c)	390,298	11,044,000
		73,508,726
Financials - 1.8%
Banks - 1.0%
Royal Bank of Canada	308,300	45,439,747
Toronto Dominion Bank	165,200	13,209,353
		58,649,100
Capital Markets - 0.3%
TMX Group Ltd	577,300	22,084,825
Insurance - 0.5%
Intact Financial Corp	142,700	27,763,799
TOTAL FINANCIALS		108,497,724

Health Care - 0.0%
Health Care Providers & Services - 0.0%
Sienna Senior Living Inc (c)	156,200	2,093,217
Industrials - 0.3%
Ground Transportation - 0.3%
Canadian Pacific Kansas City Ltd	280,700	20,905,766
Information Technology - 1.5%
Electronic Equipment, Instruments & Components - 0.1%
Celestica Inc (b)	27,600	6,791,817
IT Services - 0.5%
Shopify Inc Class A (United States) (b)	204,110	30,332,787
Software - 0.9%
Constellation Software Inc/Canada	18,700	50,763,977
Constellation Software Inc/Canada warrants 3/31/2040 (b)(d)	24,200	2
Lumine Group Inc Subordinate Voting Shares (b)(e)	242,766	7,158,954
		57,922,933
TOTAL INFORMATION TECHNOLOGY		95,047,537

Materials - 1.3%
Chemicals - 0.4%
Chemtrade Logistics Income Fund (c)	827,100	7,987,514
Nutrien Ltd (c)	302,600	17,770,711
		25,758,225
Containers & Packaging - 0.1%
CCL Industries Inc Class B	131,900	7,434,243
Metals & Mining - 0.8%
Agnico Eagle Mines Ltd/CA	89,300	15,040,541
Altius Minerals Corp	385,900	9,280,788
Barrick Mining Corp	147,600	4,847,881
Franco-Nevada Corp	60,100	13,377,292
Teck Resources Ltd Class B	182,800	8,018,926
		50,565,428
TOTAL MATERIALS		83,757,896

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
TransAlta Corp	255,670	3,492,338
TOTAL CANADA		408,422,092
CHILE - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Antofagasta PLC	503,900	18,643,392
CHINA - 1.1%
Communication Services - 0.8%
Interactive Media & Services - 0.8%
Tencent Holdings Ltd	598,040	50,958,751
Consumer Discretionary - 0.3%
Broadline Retail - 0.3%
Prosus NV Class N	256,080	18,108,711
Consumer Staples - 0.0%
Beverages - 0.0%
Eastroc Beverage Group Co Ltd A Shares (China)	100,800	4,301,260
TOTAL CHINA		73,368,722
DENMARK - 1.9%
Health Care - 0.5%
Pharmaceuticals - 0.5%
Novo Nordisk A/S Series B	621,600	34,611,724
Industrials - 1.2%
Air Freight & Logistics - 1.2%
DSV A/S	362,700	72,134,405
Materials - 0.2%
Chemicals - 0.2%
Novonesis Novozymes B Series B	252,600	15,458,617
TOTAL DENMARK		122,204,746
FINLAND - 0.4%
Financials - 0.4%
Insurance - 0.4%
Sampo Oyj A Shares	2,186,900	25,105,308
FRANCE - 7.3%
Consumer Discretionary - 1.6%
Hotels, Restaurants & Leisure - 0.3%
Accor SA	415,800	19,673,251
Textiles, Apparel & Luxury Goods - 1.3%
Hermes International SCA	20,590	50,353,795
LVMH Moet Hennessy Louis Vuitton SE	49,675	30,356,046
		80,709,841
TOTAL CONSUMER DISCRETIONARY		100,383,092

Consumer Staples - 1.0%
Food Products - 0.8%
Danone SA	566,900	49,395,849
Personal Care Products - 0.2%
L'Oreal SA	33,300	14,468,421
TOTAL CONSUMER STAPLES		63,864,270

Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
TotalEnergies SE	128,059	7,777,485
Financials - 0.3%
Banks - 0.3%
BNP Paribas SA	204,500	18,566,409
Health Care - 0.3%
Biotechnology - 0.1%
Abivax SA (b)	75,700	6,464,479
Health Care Equipment & Supplies - 0.2%
EssilorLuxottica SA	42,000	13,609,588
TOTAL HEALTH CARE		20,074,067

Industrials - 2.3%
Aerospace & Defense - 2.3%
Safran SA	240,300	85,275,035
Thales SA	180,200	56,963,793
		142,238,828
Information Technology - 0.2%
IT Services - 0.2%
Alten SA	164,500	13,499,873
Materials - 1.4%
Chemicals - 1.4%
Air Liquide SA	440,636	91,809,431
Real Estate - 0.0%
Industrial REITs - 0.0%
ARGAN SA	33,293	2,489,883
Utilities - 0.1%
Multi-Utilities - 0.1%
Engie SA	266,740	5,733,985
TOTAL FRANCE		466,437,323
GERMANY - 11.0%
Communication Services - 1.4%
Diversified Telecommunication Services - 1.3%
Deutsche Telekom AG	2,440,540	83,147,903
Entertainment - 0.1%
CTS Eventim AG & Co KGaA	52,680	5,158,203
Interactive Media & Services - 0.0%
Scout24 SE (e)(f)	36,050	4,511,792
TOTAL COMMUNICATION SERVICES		92,817,898

Consumer Discretionary - 0.5%
Automobiles - 0.2%
Bayerische Motoren Werke AG	108,100	10,843,601
Specialty Retail - 0.2%
Auto1 Group SE (b)	358,220	12,196,478
Textiles, Apparel & Luxury Goods - 0.1%
adidas AG	37,200	7,881,989
TOTAL CONSUMER DISCRETIONARY		30,922,068

Financials - 3.1%
Capital Markets - 1.2%
Deutsche Boerse AG	283,900	76,025,904
Insurance - 1.9%
Allianz SE	159,600	67,147,975
Hannover Rueck SE	169,600	51,093,905
		118,241,880
TOTAL FINANCIALS		194,267,784

Health Care - 1.1%
Biotechnology - 0.0%
BioNTech SE ADR (b)	60,800	5,996,096
Health Care Providers & Services - 0.8%
Fresenius SE & Co KGaA	894,800	49,795,593
Pharmaceuticals - 0.3%
Merck KGaA	135,400	17,567,433
TOTAL HEALTH CARE		73,359,122

Industrials - 2.1%
Aerospace & Defense - 1.1%
MTU Aero Engines AG	68,700	31,528,913
Rheinmetall AG	16,228	37,809,654
		69,338,567
Air Freight & Logistics - 0.0%
Deutsche Post AG	31	1,384
Electrical Equipment - 0.2%
Siemens Energy AG (b)	104,400	12,275,261
Industrial Conglomerates - 0.8%
Siemens AG	186,650	50,391,400
TOTAL INDUSTRIALS		132,006,612

Information Technology - 1.9%
Software - 1.9%
SAP SE	465,059	124,527,561
Materials - 0.6%
Chemicals - 0.1%
BASF SE	189,700	9,478,218
Construction Materials - 0.5%
Heidelberg Materials AG	130,100	29,408,549
TOTAL MATERIALS		38,886,767

Real Estate - 0.1%
Real Estate Management & Development - 0.1%
LEG Immobilien SE	49,114	3,903,737
Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.1%
RWE AG	115,100	5,119,500
Multi-Utilities - 0.1%
E.ON SE	486,140	9,156,673
TOTAL UTILITIES		14,276,173

TOTAL GERMANY		704,967,722
HONG KONG - 1.1%
Financials - 1.0%
Capital Markets - 0.2%
Hong Kong Exchanges & Clearing Ltd	278,610	15,816,844
Insurance - 0.8%
AIA Group Ltd	2,608,200	24,996,899
Prudential PLC	1,579,560	22,113,401
Prudential PLC rights (b)(g)	1,579,560	122,496
		47,232,796
TOTAL FINANCIALS		63,049,640

Industrials - 0.0%
Machinery - 0.0%
Zijin Gold International Co Ltd	132,800	2,058,055
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
CK Asset Holdings Ltd	844,088	4,091,391
Hongkong Land Holdings Ltd (Singapore)	444,900	2,816,217
		6,907,608
TOTAL HONG KONG		72,015,303
HUNGARY - 0.2%
Health Care - 0.2%
Pharmaceuticals - 0.2%
Richter Gedeon Nyrt	460,200	14,006,180
INDIA - 0.4%
Financials - 0.4%
Banks - 0.4%
HDFC Bank Ltd/Gandhinagar	2,517,600	26,949,389
INDONESIA - 0.4%
Financials - 0.4%
Banks - 0.4%
Bank Central Asia Tbk PT	51,571,000	23,617,480
IRELAND - 1.6%
Consumer Staples - 0.1%
Food Products - 0.1%
Kerry Group PLC Class A	48,100	4,334,211
Financials - 0.6%
Banks - 0.6%
AIB Group PLC	3,146,100	28,496,731
Bank of Ireland Group PLC	736,100	12,112,018
		40,608,749
Industrials - 0.9%
Building Products - 0.9%
Kingspan Group PLC	664,200	55,210,124
TOTAL IRELAND		100,153,084
ITALY - 5.0%
Consumer Discretionary - 0.6%
Automobiles - 0.3%
Ferrari NV (Italy)	39,370	19,025,119
Hotels, Restaurants & Leisure - 0.3%
Lottomatica Group Spa	696,616	18,745,397
Textiles, Apparel & Luxury Goods - 0.0%
Brunello Cucinelli SpA	30,100	3,286,518
TOTAL CONSUMER DISCRETIONARY		41,057,034

Consumer Staples - 0.2%
Beverages - 0.2%
Coca-Cola HBC AG	221,800	10,452,391
Davide Campari-Milano NV (c)	629,900	3,971,298
		14,423,689
Financials - 2.6%
Banks - 2.6%
FinecoBank Banca Fineco SpA	1,310,229	28,311,940
Intesa Sanpaolo SpA	4,720,850	31,248,139
UniCredit SpA	1,286,700	97,911,578
		157,471,657
Health Care - 0.7%
Health Care Equipment & Supplies - 0.0%
GVS SpA (b)(e)(f)	115,000	627,823
Pharmaceuticals - 0.7%
Recordati Industria Chimica e Farmaceutica SpA	777,800	47,211,204
TOTAL HEALTH CARE		47,839,027

Industrials - 0.7%
Electrical Equipment - 0.5%
Prysmian SpA	326,800	32,298,144
Machinery - 0.2%
Interpump Group SpA	281,500	12,882,698
TOTAL INDUSTRIALS		45,180,842

Utilities - 0.2%
Electric Utilities - 0.2%
Enel SpA	1,520,576	14,409,800
TOTAL ITALY		320,382,049
JAPAN - 15.9%
Communication Services - 2.2%
Entertainment - 1.7%
Capcom Co Ltd	745,500	20,280,262
Konami Group Corp	40,390	5,826,740
Nintendo Co Ltd	976,640	84,498,161
		110,605,163
Interactive Media & Services - 0.1%
LY Corp	1,433,260	4,600,778
Media - 0.0%
CyberAgent Inc	275,690	3,309,294
Wireless Telecommunication Services - 0.4%
SoftBank Group Corp	182,616	23,042,587
TOTAL COMMUNICATION SERVICES		141,557,822

Consumer Discretionary - 1.3%
Automobiles - 0.5%
Toyota Motor Corp	1,462,830	28,095,795
Broadline Retail - 0.1%
Pan Pacific International Holdings Corp	1,443,000	9,513,642
Household Durables - 0.5%
Sony Group Corp	954,410	27,436,140
Specialty Retail - 0.1%
Fast Retailing Co Ltd	26,030	7,905,619
Textiles, Apparel & Luxury Goods - 0.1%
Asics Corp	293,430	7,682,733
TOTAL CONSUMER DISCRETIONARY		80,633,929

Consumer Staples - 1.1%
Consumer Staples Distribution & Retail - 0.1%
Daikokutenbussan Co Ltd	69,800	3,403,036
Food Products - 1.0%
Ajinomoto Co Inc	2,294,500	65,781,515
TOTAL CONSUMER STAPLES		69,184,551

Financials - 2.7%
Banks - 1.2%
Mizuho Financial Group Inc	1,188,200	39,942,383
Sumitomo Mitsui Financial Group Inc	1,353,400	38,075,033
		78,017,416
Financial Services - 0.2%
ORIX Corp	531,500	13,949,744
Insurance - 1.3%
Sompo Holdings Inc	500,000	15,457,780
Sony Financial Group Inc (b)	954,410	1,058,411
Tokio Marine Holdings Inc	1,601,200	67,767,834
		84,284,025
TOTAL FINANCIALS		176,251,185

Health Care - 0.9%
Health Care Equipment & Supplies - 0.9%
Hoya Corp	416,300	57,561,951
Pharmaceuticals - 0.0%
Chugai Pharmaceutical Co Ltd	57,500	2,549,234
TOTAL HEALTH CARE		60,111,185

Industrials - 5.1%
Electrical Equipment - 0.4%
Fuji Electric Co Ltd	353,500	23,696,428
Mitsubishi Electric Corp	100	2,568
		23,698,996
Industrial Conglomerates - 2.1%
Hikari Tsushin Inc	47,600	13,286,865
Hitachi Ltd	4,692,750	124,325,348
		137,612,213
Machinery - 1.7%
Ebara Corp	1,798,600	40,998,278
Mitsubishi Heavy Industries Ltd	1,968,400	51,511,273
Takeuchi Manufacturing Co Ltd	493,400	17,282,429
		109,791,980
Professional Services - 0.4%
BayCurrent Inc	444,000	26,092,551
Trading Companies & Distributors - 0.5%
ITOCHU Corp	517,200	29,427,850
TOTAL INDUSTRIALS		326,623,590

Information Technology - 2.2%
Electronic Equipment, Instruments & Components - 0.1%
Ibiden Co Ltd	139,300	8,462,462
IT Services - 0.4%
Fujitsu Ltd	105,100	2,465,471
NSD Co Ltd	237,000	5,573,831
SCSK Corp	275,400	8,247,940
TIS Inc	314,900	10,399,781
		26,687,023
Semiconductors & Semiconductor Equipment - 1.0%
Advantest Corp	447,400	44,266,992
Renesas Electronics Corp	657,300	7,562,363
Tokyo Electron Ltd	60,500	10,724,652
		62,554,007
Software - 0.1%
Money Forward Inc (b)	128,100	5,186,021
Technology Hardware, Storage & Peripherals - 0.6%
FUJIFILM Holdings Corp	1,551,800	38,590,627
TOTAL INFORMATION TECHNOLOGY		141,480,140

Materials - 0.2%
Chemicals - 0.2%
Shin-Etsu Chemical Co Ltd	335,900	10,998,554
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Hulic Co Ltd	200,900	2,200,751
Katitas Co Ltd	105,400	1,997,743
Nomura Real Estate Holdings Inc	382,200	2,439,970
Starts Corp Inc	39,500	1,356,864
Tosei Corp	167,100	3,932,164
		11,927,492
Residential REITs - 0.0%
Advance Residence Investment Corp	1,450	1,628,597
TOTAL REAL ESTATE		13,556,089

Utilities - 0.0%
Electric Utilities - 0.0%
Kansai Electric Power Co Inc/The	27,220	389,351
Gas Utilities - 0.0%
Tokyo Gas Co Ltd	81,030	2,881,318
TOTAL UTILITIES		3,270,669

TOTAL JAPAN		1,023,667,714
LUXEMBOURG - 0.2%
Financials - 0.1%
Capital Markets - 0.1%
CVC Capital Partners PLC (e)(f)	248,500	4,323,756
Materials - 0.1%
Metals & Mining - 0.1%
ArcelorMittal SA	207,000	7,431,807
TOTAL LUXEMBOURG		11,755,563
NETHERLANDS - 3.0%
Consumer Staples - 0.2%
Beverages - 0.2%
Heineken NV	100,000	7,830,901
Food Products - 0.0%
JDE Peet's NV	81,500	2,985,374
TOTAL CONSUMER STAPLES		10,816,275

Health Care - 0.2%
Biotechnology - 0.2%
Argenx SE (b)	1,264	933,906
uniQure NV (b)	228,600	13,343,382
		14,277,288
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
IMCD NV	74,500	7,697,072
Information Technology - 2.5%
Semiconductors & Semiconductor Equipment - 2.5%
ASM International NV	67,463	40,457,881
ASML Holding NV	112,090	109,308,719
BE Semiconductor Industries NV	55,200	8,220,839
		157,987,439
Software - 0.0%
Topicus.com Inc (b)	4,081	437,658
TOTAL INFORMATION TECHNOLOGY		158,425,097

TOTAL NETHERLANDS		191,215,732
NORWAY - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Norsk Hydro ASA	728,300	4,951,798
PORTUGAL - 0.8%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Jeronimo Martins SGPS SA	219,500	5,334,472
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Galp Energia SGPS SA	605,742	11,449,859
Financials - 0.5%
Banks - 0.5%
Banco Comercial Portugues SA	35,622,600	31,500,869
TOTAL PORTUGAL		48,285,200
SINGAPORE - 0.6%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Singapore Telecommunications Ltd	2,512,190	8,031,643
Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Sea Ltd Class A ADR (b)	60,990	10,900,743
Financials - 0.2%
Banks - 0.2%
United Overseas Bank Ltd	502,805	13,478,815
Real Estate - 0.1%
Health Care REITs - 0.1%
Parkway Life Real Estate Investment Trust	1,193,648	3,812,419
Real Estate Management & Development - 0.0%
Wing Tai Holdings Ltd	1,253,300	1,360,222
TOTAL REAL ESTATE		5,172,641

TOTAL SINGAPORE		37,583,842
SOUTH AFRICA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Anglo American PLC	232,337	8,760,809
SPAIN - 5.6%
Consumer Discretionary - 0.2%
Household Durables - 0.1%
Neinor Homes SA (e)(f)	252,359	5,137,532
Specialty Retail - 0.1%
Industria de Diseno Textil SA	90,000	4,980,945
TOTAL CONSUMER DISCRETIONARY		10,118,477

Financials - 4.2%
Banks - 4.2%
Banco Santander SA	14,254,200	149,588,116
Bankinter SA	683,100	10,750,724
CaixaBank SA	10,448,300	110,354,063
		270,692,903
Utilities - 1.2%
Electric Utilities - 1.2%
Iberdrola SA	4,026,813	76,224,894
TOTAL SPAIN		357,036,274
SWEDEN - 1.8%
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Haypp Group AB (b)	402,020	7,003,237
Financials - 0.1%
Banks - 0.1%
Noba (b)	864,900	8,635,771
Industrials - 1.3%
Machinery - 1.3%
Atlas Copco AB A Shares	1,796,800	30,470,106
Epiroc AB A Shares	1,100,900	23,200,475
Indutrade AB	1,145,943	26,267,686
		79,938,267
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Hexagon AB B Shares	1,487,500	17,750,566
Software - 0.0%
Kry International Ab (b)(d)(h)	24,499	527,227
TOTAL INFORMATION TECHNOLOGY		18,277,793

TOTAL SWEDEN		113,855,068
SWITZERLAND - 2.4%
Consumer Discretionary - 0.3%
Textiles, Apparel & Luxury Goods - 0.3%
Cie Financiere Richemont SA Series A	104,660	20,091,205
Financials - 2.0%
Capital Markets - 1.1%
Partners Group Holding AG	21,550	27,978,047
UBS Group AG	1,078,260	44,035,215
		72,013,262
Insurance - 0.9%
Zurich Insurance Group AG	76,990	55,031,171
TOTAL FINANCIALS		127,044,433

Health Care - 0.1%
Pharmaceuticals - 0.1%
Galderma Group AG	56,970	9,897,558
TOTAL SWITZERLAND		157,033,196
TAIWAN - 1.3%
Information Technology - 1.3%
Semiconductors & Semiconductor Equipment - 1.3%
Taiwan Semiconductor Manufacturing Co Ltd	1,893,000	82,254,795
UNITED KINGDOM - 14.7%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.2%
Zegona Communications plc (b)	932,400	15,424,013
Interactive Media & Services - 0.1%
Baltic Classifieds Group PLC	1,005,610	4,192,579
TOTAL COMMUNICATION SERVICES		19,616,592

Consumer Discretionary - 2.1%
Broadline Retail - 0.1%
B&M European Value Retail SA	1,020,600	3,592,107
Hotels, Restaurants & Leisure - 1.9%
Compass Group PLC	2,282,421	77,798,055
InterContinental Hotels Group PLC	336,530	40,689,982
		118,488,037
Leisure Products - 0.0%
Games Workshop Group PLC	11,561	2,259,181
Textiles, Apparel & Luxury Goods - 0.1%
Burberry Group PLC (b)	598,820	9,406,523
TOTAL CONSUMER DISCRETIONARY		133,745,848

Consumer Staples - 1.8%
Beverages - 0.2%
Diageo PLC	546,598	13,078,826
Consumer Staples Distribution & Retail - 0.1%
J Sainsbury PLC	1,202,134	5,399,945
Food Products - 0.0%
Premier Foods PLC	2,077,900	5,365,570
Household Products - 0.1%
Reckitt Benckiser Group PLC	99,605	7,669,786
Personal Care Products - 0.3%
Unilever PLC (Netherlands)	282,603	16,775,305
Tobacco - 1.1%
British American Tobacco PLC	1,309,478	69,647,612
TOTAL CONSUMER STAPLES		117,937,044

Financials - 3.6%
Banks - 1.3%
Lloyds Banking Group PLC	24,954,400	28,238,024
NatWest Group PLC	8,057,300	56,911,558
		85,149,582
Capital Markets - 1.8%
3i Group PLC	1,659,820	91,494,226
London Stock Exchange Group PLC	183,870	21,086,785
		112,581,011
Insurance - 0.5%
Hiscox Ltd	1,153,800	21,243,398
Lancashire Holdings Ltd	1,539,100	13,972,065
		35,215,463
TOTAL FINANCIALS		232,946,056

Health Care - 1.1%
Health Care Equipment & Supplies - 0.2%
Convatec Group PLC (e)(f)	4,968,200	15,461,528
Pharmaceuticals - 0.9%
Astrazeneca PLC	357,200	54,723,438
TOTAL HEALTH CARE		70,184,966

Industrials - 4.8%
Aerospace & Defense - 2.8%
BAE Systems PLC	1,338,200	37,250,712
Rolls-Royce Holdings PLC	8,515,916	136,887,062
		174,137,774
Professional Services - 1.3%
Intertek Group PLC	293,300	18,626,362
RELX PLC	1,390,498	66,436,382
		85,062,744
Trading Companies & Distributors - 0.7%
Diploma PLC	380,065	27,116,477
RS GROUP PLC	2,344,377	17,924,535
		45,041,012
TOTAL INDUSTRIALS		304,241,530

Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.7%
Halma PLC	922,800	42,817,043
Real Estate - 0.0%
Specialized REITs - 0.0%
Big Yellow Group PLC (The)	216,677	2,832,494
Utilities - 0.3%
Electric Utilities - 0.1%
SSE PLC	338,870	7,948,435
Multi-Utilities - 0.2%
National Grid PLC	932,736	13,402,176
TOTAL UTILITIES		21,350,611

TOTAL UNITED KINGDOM		945,672,184
UNITED STATES - 11.2%
Communication Services - 0.7%
Entertainment - 0.7%
Spotify Technology SA (b)	60,130	41,970,740
Consumer Staples - 0.5%
Food Products - 0.5%
Nestle SA	330,058	30,310,957
Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Shell PLC	1,542,396	54,972,595
Financials - 1.4%
Capital Markets - 0.1%
S&P Global Inc	22,538	10,969,470
Financial Services - 0.6%
Visa Inc Class A	108,900	37,176,282
Insurance - 0.7%
Marsh & McLennan Cos Inc	221,400	44,618,742
TOTAL FINANCIALS		92,764,494

Health Care - 1.5%
Health Care Equipment & Supplies - 0.9%
Alcon AG	677,730	50,451,956
GE HealthCare Technologies Inc	128,800	9,672,880
		60,124,836
Pharmaceuticals - 0.6%
Novartis AG	131,110	16,857,913
Roche Holding AG	55,350	18,430,641
Sanofi SA	27,500	2,604,082
		37,892,636
TOTAL HEALTH CARE		98,017,472

Industrials - 3.4%
Building Products - 0.1%
Trane Technologies PLC	15,557	6,564,432
Commercial Services & Supplies - 0.7%
Waste Connections Inc	264,900	46,569,256
Construction & Engineering - 0.0%
Quanta Services Inc	3,260	1,351,009
Electrical Equipment - 2.0%
GE Vernova Inc	2,710	1,666,379
Schneider Electric SE	439,050	123,580,336
		125,246,715
Professional Services - 0.6%
Experian PLC	745,510	37,444,859
TOTAL INDUSTRIALS		217,176,271

Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.0%
First Solar Inc (b)	9,040	1,993,591
Software - 0.1%
CyberArk Software Ltd (b)	16,500	7,971,975
TOTAL INFORMATION TECHNOLOGY		9,965,566

Materials - 2.5%
Chemicals - 0.9%
Linde PLC	124,012	58,905,700
Construction Materials - 1.6%
Amrize Ltd	348,580	16,810,484
CRH PLC	386,100	46,293,390
Holcim AG	448,690	38,284,279
		101,388,153
TOTAL MATERIALS		160,293,853

Utilities - 0.2%
Electric Utilities - 0.1%
Constellation Energy Corp	6,250	2,056,687
NRG Energy Inc	19,110	3,094,865
		5,151,552
Independent Power and Renewable Electricity Producers - 0.1%
Talen Energy Corp (b)	4,430	1,884,433
Vistra Corp	10,570	2,070,875
		3,955,308
Multi-Utilities - 0.0%
Sempra	28,730	2,585,125
TOTAL UTILITIES		11,691,985

TOTAL UNITED STATES		717,163,933
ZAMBIA - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
First Quantum Minerals Ltd (b)	480,900	10,877,870
TOTAL COMMON STOCKS (Cost $4,188,415,672)		6,310,353,424

U.S. Treasury Obligations - 0.0%
	Yield (%) (i)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/23/2025 (j)	4.29	490,000	488,794
US Treasury Bills 0% 11/6/2025 (j)	4.18	70,000	69,718
US Treasury Bills 0% 12/11/2025 (j)	3.97 to 3.98	370,000	367,191
US Treasury Bills 0% 12/26/2025 (j)	3.90	210,000	208,067
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,133,632)			1,133,770

Money Market Funds - 1.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (k)	4.21	59,871,403	59,883,377
Fidelity Securities Lending Cash Central Fund (k)(l)	4.19	23,061,808	23,064,114
TOTAL MONEY MARKET FUNDS (Cost $82,947,490)			82,947,491

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $4,272,496,794)	6,394,434,685
NET OTHER ASSETS (LIABILITIES) - 0.5%	29,668,914
NET ASSETS - 100.0%	6,424,103,599

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	489	12/19/2025	33,244,665	392,623	392,623
TME S&P/TSX 60 Index Contracts (Canada)	12	12/18/2025	3,057,211	63,710	63,710

TOTAL FUTURES CONTRACTS					456,333
The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security.
(e)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $37,221,385 or 0.6% of net assets.

(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,062,431 or 0.5% of net assets.

(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $527,227 or 0.0% of net assets.

(i)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(j)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,133,770.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International Ab	5/14/2021 - 10/30/2024	1,620,155

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	89,433,731	1,902,506,056	1,932,056,410	3,787,194	-	-	59,883,377	59,871,403	0.1%
Fidelity Securities Lending Cash Central Fund	15,652,657	573,278,345	565,866,888	439,407	-	-	23,064,114	23,061,808	0.1%
Total	105,086,388	2,475,784,401	2,497,923,298	4,226,601	-	-	82,947,491

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of September 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	359,452,687	96,036,830	263,415,857	-
Consumer Discretionary	464,517,216	231,528,775	232,988,441	-
Consumer Staples	330,072,745	71,888,878	258,183,867	-
Energy	154,048,655	99,076,060	54,972,595	-
Financials	1,766,359,330	719,584,393	1,046,774,937	-
Health Care	464,381,980	252,077,179	212,304,801	-
Industrials	1,405,411,362	472,380,736	933,030,626	-
Information Technology	686,295,405	248,316,430	437,451,746	527,229
Materials	481,484,783	277,068,940	204,415,843	-
Real Estate	47,878,806	47,878,806	-	-
Utilities	150,450,455	15,184,323	135,266,132	-

U.S. Treasury Obligations	1,133,770	-	1,133,770	-

Money Market Funds	82,947,491	82,947,491	-	-
Total Investments in Securities:	6,394,434,685	2,613,968,841	3,779,938,615	527,229
Derivative Instruments:

Assets
Futures Contracts	456,333	456,333	-	-
Total Assets	456,333	456,333	-	-
Total Derivative Instruments:	456,333	456,333	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	456,333	-
Total Equity Risk	456,333	-
Total Value of Derivatives	456,333	-

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of September 30, 2025
Assets
Investment in securities, at value (including securities loaned of $22,209,365) - See accompanying schedule:
Unaffiliated issuers (cost $4,189,549,304)	$6,311,487,194
Fidelity Central Funds (cost $82,947,490)	82,947,491

Total Investment in Securities (cost $4,272,496,794)		$6,394,434,685
Foreign currency held at value (cost $716,093)		715,543
Receivable for investments sold		39,672,450
Receivable for fund shares sold		1,603,862
Dividends receivable		10,711,162
Reclaims receivable		23,701,588
Distributions receivable from Fidelity Central Funds		331,195
Receivable for daily variation margin on futures contracts		114,478
Other receivables		156
Total assets		6,471,285,119
Liabilities
Payable to custodian bank	$375,350
Payable for investments purchased
Regular delivery	20,734,690
Delayed delivery	122,496
Payable for fund shares redeemed	461,855
Other payables and accrued expenses	2,423,015
Collateral on securities loaned	23,064,114
Total liabilities		47,181,520
Net Assets		$6,424,103,599
Net Assets consist of:
Paid in capital		$4,034,262,829
Total accumulated earnings (loss)		2,389,840,770
Net Assets		$6,424,103,599
Net Asset Value, offering price and redemption price per share ($6,424,103,599 ÷ 51,319,376 shares)		$125.18
Statement of Operations
Year ended September 30, 2025
Investment Income
Dividends		$131,735,133
Foreign Tax Reclaims		8,322,369
Interest		115,913
Income from Fidelity Central Funds (including $439,407 from security lending)		4,226,601
Income before foreign taxes withheld		$144,400,016
Less foreign taxes withheld		(16,337,427)
Total income		128,062,589
Expenses
Custodian fees and expenses	$310,146
Independent trustees' fees and expenses	22,768
Total expenses		332,914
Net Investment income (loss)		127,729,675
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $281,230)	354,888,306
Foreign currency transactions	(358,492)
Futures contracts	(160,774)
Total net realized gain (loss)		354,369,040
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,773,990)	385,227,420
Assets and liabilities in foreign currencies	1,306,631
Futures contracts	(553,183)
Total change in net unrealized appreciation (depreciation)		385,980,868
Net gain (loss)		740,349,908
Net increase (decrease) in net assets resulting from operations		$868,079,583
Statement of Changes in Net Assets

	Year ended September 30, 2025	Year ended September 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$127,729,675	$115,897,689
Net realized gain (loss)	354,369,040	96,571,985
Change in net unrealized appreciation (depreciation)	385,980,868	1,112,367,701
Net increase (decrease) in net assets resulting from operations	868,079,583	1,324,837,375
Distributions to shareholders	(167,049,221)	(124,139,814)

Affiliated share transactions
Proceeds from sales of shares	522,542,196	363,926,772
Reinvestment of distributions	167,049,221	124,139,814
Cost of shares redeemed	(714,249,048)	(633,150,196)

Net increase (decrease) in net assets resulting from share transactions	(24,657,631)	(145,083,610)
Total increase (decrease) in net assets	676,372,731	1,055,613,951

Net Assets
Beginning of period	5,747,730,868	4,692,116,917
End of period	$6,424,103,599	$5,747,730,868

Other Information
Shares
Sold	4,798,257	3,531,547
Issued in reinvestment of distributions	1,465,240	1,206,726
Redeemed	(6,496,859)	(6,252,999)
Net increase (decrease)	(233,362)	(1,514,726)

Financial Highlights
Fidelity® International Equity Central Fund

Years ended September 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$111.49	$88.42	$71.85	$106.88	$84.62
Income from Investment Operations
Net investment income (loss) A,B	2.47	2.23	2.13	2.07	1.80
Net realized and unrealized gain (loss)	14.46	23.26	16.42	(28.91)	22.17
Total from investment operations	16.93	25.49	18.55	(26.84)	23.97
Distributions from net investment income	(3.24)	(2.42)	(1.98)	(2.25)	(1.71)
Distributions from net realized gain	-	-	-	(5.94)	-
Total distributions	(3.24)	(2.42)	(1.98)	(8.19)	(1.71)
Net asset value, end of period	$125.18	$111.49	$88.42	$71.85	$106.88
Total Return C	15.50%	29.07%	25.78%	(27.21)%	28.42%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions, if any	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.19%	2.21%	2.39%	2.25%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$6,424,104	$5,747,731	$4,692,117	$3,298,065	$3,789,958
Portfolio turnover rate F	54%	35%	40%	38%	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended September 30, 2025

1. Organization.
Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2025 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,127,571,813
Gross unrealized depreciation	(92,027,761)
Net unrealized appreciation (depreciation)	$2,035,544,052
Tax Cost	$4,358,890,633

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$47,492,145
Undistributed long-term capital gain	$307,329,215
Net unrealized appreciation (depreciation) on securities and other investments	$2,037,292,290

The tax character of distributions paid was as follows:

	September 30, 2025	September 30, 2024
Ordinary Income	$167,049,221	$124,139,814

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Equity Central Fund	3,096,074,399	3,154,361,288
6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Equity Central Fund	2,880

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Equity Central Fund	141,804,505	97,395,073	13,495,744
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Equity Central Fund	46,262	-	-
8. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity International Equity Central Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 13, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2025, $315,953,615 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,906,711 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 21.15%, 100%, 100%, and 100% of the dividends distributed in December, March, June and September, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $1.3361 and $0.1810 for the dividend paid December 12, 2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Equity Central Fund
Each year, the Board of Directors, including the Independent Directors (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Directors), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to review the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Directors.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Directors, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.859208.117
INTCEN-ANN-1125
Fidelity® Floating Rate Central Fund

Annual Report
September 30, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Floating Rate Central Fund
Schedule of Investments September 30, 2025
Showing Percentage of Net Assets
Alternative Funds - 0.9%
	Shares	Value ($)
Fidelity Private Credit Company LLC (b)(c) (Cost $18,581,458)	1,901,663	18,015,590

Asset-Backed Securities - 0.3%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.0%
Goldentree Ln Mgmt US Clo 21 Ltd Series 2024-21A Class E, CME Term SOFR 3 month Index + 5.7%, 10.0255% 7/20/2037 (d)(e)(f)	440,000	442,877
GoldenTree Loan Management US CLO 21 Ltd Series 2024-21A Class DJ, CME Term SOFR 3 month Index + 4.25%, 8.5755% 7/20/2037 (d)(e)(f)	293,000	294,715
TOTAL BAILIWICK OF JERSEY		737,592
GRAND CAYMAN (UK OVERSEAS TER) - 0.3%
Apidos CLO LIII Series 2025-53A Class E, CME Term SOFR 3 month Index + 6.43%, 10.7585% 7/20/2038 (d)(e)(f)	260,000	267,350
Arini US Clo II Ltd Series 2025-2A Class E, CME Term SOFR 3 month Index + 5.65%, 9.9371% 3/31/2038 (d)(e)(f)	150,000	151,509
Balboa Bay Loan Funding 2025-1 Ltd Series 2025-1A Class D2, CME Term SOFR 3 month Index + 4.15%, 8.209% 7/20/2038 (d)(e)(f)	151,000	153,861
Balboa Bay Loan Funding 2025-1 Ltd Series 2025-1A Class E, CME Term SOFR 3 month Index + 5.75%, 10.0302% 7/20/2038 (d)(e)(f)	150,000	150,978
Bbam US Clo I Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 3%, 7.3176% 3/30/2038 (d)(e)(f)	132,000	132,660
Brant Point Clo Ltd Series 2025-8A Class D1, CME Term SOFR 3 month Index + 2.85%, 6.8119% 3/31/2038 (d)(e)(f)	465,000	465,000
Carlyle US Clo 2025-2 Ltd Series 2025-2A Class E, CME Term SOFR 3 month Index + 6.75%, 11.046% 7/25/2038 (d)(e)(f)	250,000	256,539
Cifc Fdg 2025-Iii Ltd Series 2025-3A Class E, CME Term SOFR 3 month Index + 7.25%, 11.579% 7/21/2038 (d)(e)(f)	317,000	327,622
CIFC Funding Ltd Series 2025-4A Class D2R, CME Term SOFR 3 month Index + 3.75%, 8.0724% 1/17/2038 (d)(e)(f)	109,000	109,864
Flat Series 2025-30A Class D2, CME Term SOFR 3 month Index + 4.1%, 8.3834% 4/15/2038 (d)(e)(f)	150,000	151,327
Flatiron Rr Clo 30 Ltd Series 2025-30A Class E, CME Term SOFR 3 month Index + 5.25%, 9.5334% 4/15/2038 (d)(e)(f)	200,000	201,876
Galaxy XXV CLO Ltd Series 2025-25A Class ERR, CME Term SOFR 3 month Index + 5.75%, 10.0104% 4/25/2036 (d)(e)(f)	100,000	100,248
Garnet CLO Ltd Series 2025-1A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5202% 7/20/2037 (d)(e)(f)	100,000	102,151
Magnetite Xxix Ltd Series 2024-29A Class ER, CME Term SOFR 3 month Index + 6%, 10.3176% 7/15/2037 (d)(e)(f)	103,000	103,957
Midocean Cr Clo Xix Series 2025-19A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5657% 7/20/2036 (d)(e)(f)	157,000	158,551
Midocean Cr Clo Xvi Series 2024-16A Class E, CME Term SOFR 3 month Index + 6.25%, 10.5755% 10/20/2037 (d)(e)(f)	125,000	126,455
OCP CLO Ltd Series 2024-14A Class ER, CME Term SOFR 3 month Index + 6.55%, 10.8755% 7/20/2037 (d)(e)(f)	200,000	200,879
OHA Credit Partners Ltd Series 2024-18A Class D2, CME Term SOFR 3 month Index + 4.75%, 9.0755% 4/20/2037 (d)(e)(f)	250,000	252,074
Palmer Square Clo Ltd Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 4.14%, 8.4576% 2/15/2038 (d)(e)(f)	100,000	100,922
Palmer Square Loan Funding 2025-2 Ltd Series 2025-2A Class D, CME Term SOFR 3 month Index + 4.5%, 8.7877% 7/15/2033 (d)(e)(f)	250,000	249,957
Palmer Square Loan Funding Ltd Series 2024-2A Class D, CME Term SOFR 3 month Index + 4.7%, 9.0176% 1/15/2033 (d)(e)(f)	267,000	264,566
Palmer Square Loan Funding Ltd Series 2024-3A Class D, CME Term SOFR 3 month Index + 5.4%, 9.6343% 8/8/2032 (d)(e)(f)	605,000	599,811
Pikes Peak Clo 1 Series 2025-12A Class D2R, CME Term SOFR 3 month Index + 3.8%, 8.1255% 4/20/2038 (d)(e)(f)	100,000	100,271
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		4,728,428
UNITED STATES - 0.0%
Obra Homes Finance LLC Series 2024-1A Class E, CME Term SOFR 3 month Index + 6.75%, 11.0755% 1/20/2038 (d)(e)(f)	150,000	153,389
TOTAL ASSET-BACKED SECURITIES (Cost $5,572,691)		5,619,409

Bank Loan Obligations - 89.1%
	Principal Amount (a)	Value ($)
CANADA - 1.7%
Consumer Discretionary - 0.9%
Automobiles - 0.1%
Bombardier Recreational Products Inc Tranche B3 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.9134% 12/13/2029 (d)(e)(g)	2,772,053	2,772,912
Bombardier Recreational Products Inc Tranche B4 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.9134% 1/22/2031 (d)(e)(g)	79,431	79,481
		2,852,393
Hotels, Restaurants & Leisure - 0.8%
1011778 BC ULC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 9/20/2030 (d)(e)(g)	9,473,082	9,433,580
Four Seasons Hotels Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 9/22/2032 (d)(e)(g)	3,590,307	3,594,041
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.2401% 8/1/2030 (d)(e)(g)	1,971,050	1,920,235
		14,947,856
TOTAL CONSUMER DISCRETIONARY		17,800,249

Consumer Staples - 0.1%
Household Products - 0.1%
Kronos Acquisition Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.0015% 7/8/2031 (d)(e)(g)	2,871,000	2,103,898
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Rockpoint Gas Storage Partners LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.0015% 9/18/2031 (d)(e)(g)	3,046,975	3,055,141
Health Care - 0.2%
Health Care Equipment & Supplies - 0.2%
VetStrategy Canada Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.7515% 12/12/2028 (d)(e)(g)	3,134,295	3,146,706
Industrials - 0.0%
Passenger Airlines - 0.0%
Air Canada Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1655% 3/21/2031 (d)(e)(g)	1,196,775	1,195,279
Information Technology - 0.2%
Software - 0.2%
Open Text Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 1/31/2030 (d)(e)(g)	4,436,716	4,430,859
Materials - 0.1%
Chemicals - 0.1%
Groupe Solmax Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0199% 5/29/2028 (d)(e)(g)	2,772,144	2,088,811
TOTAL CANADA		33,820,943
FINLAND - 0.0%
Materials - 0.0%
Paper & Forest Products - 0.0%
Ahlstrom-Munksjo Oyj 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2631% 2/4/2028 (d)(e)(g)	913,299	909,645
FRANCE - 0.8%
Communication Services - 0.8%
Diversified Telecommunication Services - 0.8%
Altice France SA Tranche B-13 1LN, term loan CME Term SOFR 6 month Index + 3%, 10.25% 8/14/2026 (d)(e)(g)	449,255	417,807
Altice France SA Tranche B14 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.8176% 8/15/2028 (d)(e)(g)	16,658,873	16,075,813

TOTAL FRANCE		16,493,620
GERMANY - 0.1%
Industrials - 0.1%
Machinery - 0.1%
TK Elevator US Newco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1971% 4/30/2030 (d)(e)(g)	2,478,217	2,483,619
GRAND CAYMAN (UK OVERSEAS TER) - 0.1%
Industrials - 0.1%
Aerospace & Defense - 0.1%
Azorra Soar Tlb Finance Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.7878% 10/18/2029 (d)(e)(g)	1,645,848	1,645,848
HONG KONG - 0.1%
Consumer Discretionary - 0.1%
Diversified Consumer Services - 0.1%
Fugue Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9489% 1/9/2032 (d)(e)(g)	2,013,520	2,016,399
INDIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
BYJU's Alpha Inc Tranche B 1LN, term loan 3 month U.S. LIBOR + 8%, 0% 11/24/2026 (d)(e)(g)(h)	3,023,738	161,256
BYJU's Alpha Inc Tranche BRIDGE TERM LOAN 1LN, term loan CME Term SOFR 3 month Index + 8%, 12.3268% 4/9/2026 (d)(e)(g)(i)	16,847	16,341
BYJU's Alpha Inc Tranche DIP TERM 1LN, term loan CME Term SOFR 1 month Index + 8%, 6.3839% 4/9/2026 (d)(e)(g)(i)(j)	53,654	52,044
BYJU's Alpha Inc Tranche PREPETITION REIMBURSEMENT TL 1LN, term loan CME Term SOFR 3 month Index + 8%, 12.3268% 4/9/2026 (d)(e)(g)(i)	77,776	75,443

TOTAL INDIA		305,084
IRELAND - 0.1%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Flutter Financing BV Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.0015% 6/4/2032 (d)(e)(g)	2,793,000	2,787,582
LUXEMBOURG - 0.3%
Financials - 0.2%
Financial Services - 0.2%
Accelya Lux Finco Sarl Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 0% 9/29/2032 (d)(e)(g)(k)	3,380,000	3,312,400
SK Neptune Husky Finance Sarl Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 0% 1/3/2029 (d)(e)(g)(h)	1,226,144	29,121
		3,341,521
Materials - 0.1%
Containers & Packaging - 0.1%
Klockner Pentaplast of America Inc Tranche 1ST LIEN AE TL, term loan 14.1568% 10/27/2025 (d)(g)(i)	399,927	399,927
Klockner Pentaplast of America Inc Tranche B 1LN, term loan CME Term SOFR 6 month Index + 4.725%, 9.0185% 2/12/2026 (d)(e)(g)	3,981,552	1,913,653
		2,313,580
TOTAL LUXEMBOURG		5,655,101
NETHERLANDS - 1.0%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Flora Food Management US Corp Tranche B10 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.31% 1/3/2028 (d)(e)(g)	2,407,896	2,313,989
Industrials - 0.6%
Building Products - 0.6%
Hunter Douglas Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.2515% 1/17/2032 (d)(e)(g)	11,854,657	11,854,657
Information Technology - 0.0%
IT Services - 0.0%
Cyberswift BV Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 0% 9/22/2032 (d)(e)(g)(k)	840,000	838,253
Materials - 0.2%
Chemicals - 0.2%
Nouryon Finance BV Tranche B-1 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5% 4/3/2028 (d)(e)(g)	2,773,077	2,774,824
Nouryon Finance BV Tranche B-2 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.4239% 4/3/2028 (d)(e)(g)	1,611,454	1,610,454
		4,385,278
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Enstall Group BV Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.2631% 8/30/2028 (d)(e)(g)	2,078,929	1,081,043
TOTAL NETHERLANDS		20,473,220
PUERTO RICO - 0.3%
Communication Services - 0.3%
Media - 0.3%
Coral-US Co-Borrower LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.2646% 10/15/2029 (d)(e)(g)	1,640,000	1,630,865
Coral-US Co-Borrower LLC Tranche B7 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5676% 1/31/2032 (d)(e)(g)	3,985,000	3,942,401

TOTAL PUERTO RICO		5,573,266
SWEDEN - 0.3%
Industrials - 0.3%
Commercial Services & Supplies - 0.3%
Anticimex Global AB Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 3.4%, 7.76% 11/16/2028 (d)(e)(g)	4,108,147	4,111,804
Anticimex Global AB Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.76% 11/16/2028 (d)(e)(g)	1,442,050	1,444,213

TOTAL SWEDEN		5,556,017
SWITZERLAND - 0.3%
Materials - 0.3%
Chemicals - 0.3%
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.6634% 11/15/2030 (d)(e)(g)	6,903,811	6,439,047
UNITED KINGDOM - 2.7%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.1%
Connect Finco SARL Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.6634% 12/12/2026 (d)(e)(g)	1,750,000	1,745,083
Entertainment - 0.6%
Crown Finance US Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.7802% 12/2/2031 (d)(e)(g)	11,885,984	11,851,871
TOTAL COMMUNICATION SERVICES		13,596,954

Consumer Discretionary - 1.0%
Hotels, Restaurants & Leisure - 1.0%
City Football Group Ltd Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.7779% 7/21/2030 (d)(e)(g)	8,384,734	8,377,775
Entain Holdings Gibraltar Ltd Tranche B5 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.4104% 7/31/2032 (d)(e)(g)	1,394,844	1,392,110
Entain Holdings Gibraltar Ltd Tranche B6 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.41% 10/31/2029 (d)(e)(g)	3,839,218	3,834,649
Flutter Entertainment PLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 5.7515% 11/30/2030 (d)(e)(g)	6,345,470	6,318,502
		19,923,036
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Boots Group Finco LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.705% 8/30/2032 (d)(e)(g)	1,905,000	1,908,962
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EG America LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.6989% 2/7/2028 (d)(e)(g)	7,616,855	7,652,197
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Loire Finco Luxembourg Sarl Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.3079% 1/21/2030 (d)(e)(g)	1,054,707	1,055,234
Industrials - 0.4%
Commercial Services & Supplies - 0.2%
HomeServe USA Holding Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1354% 10/21/2030 (d)(e)(g)	3,598,890	3,587,662
Construction & Engineering - 0.2%
Red SPV LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.3858% 3/15/2032 (d)(e)(g)	4,593,488	4,582,968
TOTAL INDUSTRIALS		8,170,630

TOTAL UNITED KINGDOM		52,307,013
UNITED STATES - 81.3%
Communication Services - 6.1%
Diversified Telecommunication Services - 2.5%
Aventiv Technologies LLC 1LN, term loan CME Term SOFR 3 month Index + 5.09%, 9.6472% 3/25/2026 (d)(e)(g)	9,361,862	6,506,495
Aventiv Technologies LLC 2LN, term loan CME Term SOFR 3 month Index + 8.65%, 0% 3/25/2026 (d)(e)(g)(h)	8,762,359	109,529
Aventiv Technologies LLC Tranche DEC FLSO 1LN, term loan CME Term SOFR 3 month Index + 10%, 14.2649% 3/25/2026 (d)(e)(g)(i)	481,689	504,569
Aventiv Technologies LLC Tranche FLSO 1LN, term loan CME Term SOFR 1 month Index + 10%, 14.5794% 3/25/2026 (d)(e)(g)	4,650,096	4,859,350
Aventiv Technologies LLC Tranche FLSO 1LN, term loan CME Term SOFR 3 month Index + 7.5%, 11.7631% 3/25/2026 (d)(e)(g)	253,807	253,807
Frontier Communications Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.6502% 7/1/2031 (d)(e)(g)	4,331,670	4,324,436
Level 3 Financing Inc Tranche B4 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4155% 3/29/2032 (d)(e)(g)	6,165,000	6,165,000
Lumen Technologies Inc Tranche A 1LN, term loan CME Term SOFR 1 month Index + 6%, 10.1634% 6/1/2028 (d)(e)(g)	1,687,059	1,713,428
Lumen Technologies Inc Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.35%, 6.6279% 4/16/2029 (d)(e)(g)	8,008,487	7,949,544
Lumen Technologies Inc Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.35%, 6.6279% 4/15/2030 (d)(e)(g)	11,404,083	11,320,149
Windstream Services LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 0% 9/27/2032 (d)(e)(g)(k)	4,075,000	4,034,250
Zayo Group Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3%, 0% 3/9/2030 (d)(e)(g)(k)	1,949,142	1,918,697
		49,659,254
Entertainment - 0.9%
Allen Media LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.6515% 2/10/2027 (d)(e)(g)	4,511,409	3,180,543
AP Core Holdings II LLC Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.7779% 9/1/2027 (d)(e)(g)	4,382,114	4,260,685
AP Core Holdings II LLC Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.7779% 9/1/2027 (d)(e)(g)	6,605,000	6,415,107
ECL Entertainment LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 8/30/2030 (d)(e)(g)	1,553,375	1,550,656
Sweetwater Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.5279% 8/7/2028 (d)(e)(g)	2,946,554	2,952,094
		18,359,085
Interactive Media & Services - 0.1%
TripAdvisor Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 7/8/2031 (d)(e)(g)	1,372,229	1,339,062
Media - 2.2%
Acosta Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.6033% 8/21/2031 (d)(e)(g)	638,392	633,604
Advantage Sales & Marketing Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.7974% 10/28/2027 (d)(e)(g)	2,234,341	1,988,921
Charter Comm Operating LLC Tranche B4 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.2906% 12/7/2030 (d)(e)(g)	3,575,803	3,570,582
Charter Comm Operating LLC Tranche B5 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.5406% 12/15/2031 (d)(e)(g)	2,913,352	2,911,895
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.6015% 6/18/2029 (d)(e)(g)	11,577,312	11,048,344
Dotdash Meredith Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.7802% 6/16/2032 (d)(e)(g)	3,035,000	3,024,893
Gray Media Inc Tranche D 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.3947% 12/1/2028 (d)(e)(g)	1,022,838	1,022,092
Nexstar Media Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 6/28/2032 (d)(e)(g)	3,635,888	3,630,034
Townsquare Media Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.1946% 2/19/2030 (d)(e)(g)	794,875	694,522
Univision Communications Inc 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.2515% 6/24/2029 (d)(e)(g)	1,510,485	1,509,699
Univision Communications Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5279% 1/31/2029 (d)(e)(g)	5,708,627	5,665,014
Univision Communications Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.7779% 1/31/2029 (d)(e)(g)	2,961,894	2,948,002
Virgin Media Bristol LLC Tranche Y 1LN, term loan CME Term SOFR 6 month Index + 3.175%, 7.373% 3/31/2031 (d)(e)(g)	5,608,792	5,525,221
		44,172,823
Wireless Telecommunication Services - 0.4%
Crown Subsea Communications Holding Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.6634% 1/30/2031 (d)(e)(g)	7,046,132	7,083,124
SBA Senior Finance II LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.92% 1/25/2031 (d)(e)(g)	426,210	427,467
		7,510,591
TOTAL COMMUNICATION SERVICES		121,040,815

Consumer Discretionary - 16.0%
Automobile Components - 1.1%
American Axle & Manufacturing Inc Tranche C 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 0% 9/20/2032 (d)(e)(g)(k)	1,965,000	1,952,719
American Trailer World Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0134% 3/3/2028 (d)(e)(g)	4,010,000	3,603,988
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 5/6/2030 (d)(e)(g)	2,569,099	2,566,684
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 1/28/2032 (d)(e)(g)	7,225,000	7,222,760
Lippert Components Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 0% 3/25/2032 (d)(e)(g)(k)	1,615,950	1,617,970
Novae LLC/IN 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.1515% 12/22/2028 (d)(e)(g)	3,541,407	3,304,593
Power Stop LLC 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.1579% 1/26/2029 (d)(e)(g)	2,415,800	1,950,758
		22,219,472
Automobiles - 0.2%
CWGS Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.7779% 6/3/2028 (d)(e)(g)	3,580,941	3,496,252
Broadline Retail - 2.9%
CNT Holdings I Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.5579% 11/8/2032 (d)(e)(g)	5,040,756	5,036,371
Great Outdoors Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 1/23/2032 (d)(e)(g)	51,891,809	51,826,944
		56,863,315
Distributors - 0.7%
BCPE Empire Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 12/11/2030 (d)(e)(g)	5,417,728	5,406,730
Gloves Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.1634% 5/24/2032 (d)(e)(g)	4,535,000	4,394,415
Windsor Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9155% 8/1/2030 (d)(e)(g)	3,180,123	3,180,123
		12,981,268
Diversified Consumer Services - 1.5%
AI Aqua Merger Sub Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.2802% 7/31/2028 (d)(e)(g)	11,437,656	11,458,129
KUEHG Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.7515% 6/12/2030 (d)(e)(g)	3,157,497	3,154,213
Spin Holdco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.3928% 3/4/2028 (d)(e)(g)	17,640,206	14,710,697
		29,323,039
Hotels, Restaurants & Leisure - 6.0%
19th Holdings Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5731% 2/7/2029 (d)(e)(g)	6,055,193	6,026,794
Aramark Services Inc Tranche B8 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1733% 6/22/2030 (d)(e)(g)	2,950,300	2,953,369
Arcis Golf LLC 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 11/24/2028 (d)(e)(g)	2,140,835	2,142,183
Caesars Entertainment Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 2/6/2030 (d)(e)(g)	10,081,550	10,047,374
Caesars Entertainment Inc Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 2/6/2031 (d)(e)(g)	7,578,465	7,553,228
Dave & Buster's Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5625% 11/1/2031 (d)(e)(g)	5,615,560	5,171,594
Dave & Buster's Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5625% 6/29/2029 (d)(e)(g)	624,790	582,260
Eagle Parent Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.2515% 4/2/2029 (d)(e)(g)	6,337,393	6,324,528
Fertitta Entertainment LLC/NV Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 1/29/2029 (d)(e)(g)	17,420,999	17,390,338
Fitness International LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.6634% 2/12/2029 (d)(e)(g)	1,339,600	1,344,958
Flynn Restaurant Group LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9134% 1/28/2032 (d)(e)(g)	4,922,423	4,927,050
Golden Entertainment Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 5/26/2030 (d)(e)(g)	2,560,951	2,559,363
Golden State Foods LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.0015% 12/4/2031 (d)(e)(g)	1,830,063	1,831,930
Herschend Entertainment Co LLC 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 5/27/2032 (d)(e)(g)	1,421,438	1,425,290
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 1/17/2031 (d)(e)(g)	1,989,888	1,986,783
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 8/2/2028 (d)(e)(g)	5,984,474	5,974,780
Hilton Worldwide Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9079% 11/8/2030 (d)(e)(g)	1,292,849	1,293,677
Horizon US Finco LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.8079% 10/31/2031 (d)(e)(g)	3,420,392	3,347,709
J&J Ventures Gaming LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.6634% 4/26/2030 (d)(e)(g)	3,865,575	3,822,087
Life Time Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.25% 11/5/2031 (d)(e)(g)	2,706,400	2,701,880
Light & Wonder International Inc Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.3929% 4/16/2029 (d)(e)(g)	3,004,406	3,006,299
Marriott Ownership Resorts Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 4/1/2031 (d)(e)(g)	1,431,875	1,430,987
PCI Gaming Authority Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 7/18/2031 (d)(e)(g)	948,707	946,259
Raising Cane's Restaurants LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 9/18/2031 (d)(e)(g)	465,300	466,659
Sgh2 LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.508% 7/19/2032 (d)(e)(g)	1,630,000	1,630,000
Sizzling Platter LLC 1LN, term loan CME Term SOFR 1 month Index + 5%, 9.1634% 7/2/2032 (d)(e)(g)	1,384,406	1,359,487
Sizzling Platter LLC Tranche DD 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 2.5% 7/2/2032 (d)(e)(g)(j)	260,594	255,903
Station Casinos LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 3/14/2031 (d)(e)(g)	5,548,386	5,546,388
United PF Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5695% 12/30/2026 (d)(e)(g)	5,623,266	5,393,668
United PF Holdings LLC 2LN, term loan CME Term SOFR 3 month Index + 8.5%, 13.0695% 12/30/2027 (d)(e)(g)	750,000	600,937
United PF Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 8.5%, 13.0695% 12/30/2026 (d)(e)(g)	1,658,073	1,600,041
Whatabrands LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 8/3/2028 (d)(e)(g)	5,401,198	5,403,953
Wok Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 6.25%, 10.5579% 9/3/2029 (d)(e)(g)	1,930,967	1,485,242
		118,532,998
Household Durables - 0.7%
Madison Safety & Flow LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 9/26/2031 (d)(e)(g)	549,728	550,074
Somnigroup International Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.37% 10/24/2031 (d)(e)(g)	5,820,409	5,849,511
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5279% 10/30/2027 (d)(e)(g)	1,873,162	1,852,089
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 0% 9/17/2032 (d)(e)(g)(k)	3,665,000	3,623,769
Weber-Stephen Products LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.5134% 10/30/2027 (d)(e)(g)	2,735,404	2,727,881
		14,603,324
Leisure Products - 0.1%
Lids Holdings Inc 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.7358% 12/14/2026 (d)(e)(g)(i)	223,009	220,779
Topgolf Callaway Brands Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 3/15/2030 (d)(e)(g)	1,006,478	993,757
		1,214,536
Specialty Retail - 2.5%
Academy Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.1447% 11/5/2027 (d)(e)(g)	801,508	801,508
At Home Group Inc Tranche A, term loan 10.8198% 10/17/2025 (d)(g)(i)(j)	102,751	102,237
At Home Group Inc Tranche A, term loan 12.3146% 10/17/2025 (d)(g)(i)	45,901	45,672
At Home Group Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 0% 7/24/2028 (d)(e)(g)(h)	1,338,609	4,190
At Home Group Inc Tranche B, term loan CME Term SOFR 1 month Index + 4%, 8.2444% 10/17/2025 (d)(e)(g)(i)	277,881	276,492
Belron Finance 2019 LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.7419% 10/16/2031 (d)(e)(g)	4,940,194	4,961,832
Johnstone Supply LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6354% 6/9/2031 (d)(e)(g)	2,123,550	2,118,241
Kodiak BP LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.7515% 12/4/2031 (d)(e)(g)	2,188,491	2,175,732
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9858% 6/6/2031 (d)(e)(g)	2,054,598	2,001,589
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 9.1358% 6/6/2031 (d)(e)(g)	2,775,000	2,761,625
Needle Holdings LLC Tranche EXIT 1LN, term loan CME Term SOFR 3 month Index + 9.5%, 0% 4/28/2028 (d)(e)(g)(h)(i)	467,001	112,080
Park River Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 0% 9/25/2031 (d)(e)(g)(k)	2,010,000	2,009,498
Peer USA LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 0% 9/27/2032 (d)(e)(g)(k)	1,480,000	1,480,000
Restoration Hardware Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.7779% 10/20/2028 (d)(e)(g)	2,180,140	2,119,270
Restoration Hardware Inc Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5134% 10/20/2028 (d)(e)(g)	2,854,419	2,790,195
RVR Dealership Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0134% 2/8/2028 (d)(e)(g)	4,901,657	4,612,998
Staples Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.75%, 10.0462% 9/4/2029 (d)(e)(g)	10,179,104	9,630,552
Tory Burch LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5279% 4/16/2028 (d)(e)(g)	4,857,292	4,777,487
Wand NewCo 3 Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 1/30/2031 (d)(e)(g)	1,631,122	1,624,695
White Cap Supply Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4155% 10/31/2029 (d)(e)(g)	5,759,356	5,758,147
		50,164,040
Textiles, Apparel & Luxury Goods - 0.3%
Crocs Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.2515% 2/19/2029 (d)(e)(g)	823,727	825,902
Varsity Brands Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.0257% 8/26/2031 (d)(e)(g)	4,663,313	4,660,981
		5,486,883
TOTAL CONSUMER DISCRETIONARY		314,885,127

Consumer Staples - 2.7%
Beverages - 0.7%
Celsius Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2906% 4/1/2032 (d)(e)(g)	2,009,963	2,011,852
Naked Juice LLC Tranche EXCH FLSO FL20 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.3515% 1/24/2029 (d)(e)(g)	2,576,493	1,936,982
Naked Juice LLC Tranche EXCH FLTO FL30 PIK 1LN, term loan CME Term SOFR 1 month Index + 6%, 10.3956% 1/24/2030 (d)(e)(g)	1,243,060	505,515
Naked Juice LLC Tranche NEW $$ FLFO 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.5015% 1/24/2029 (d)(e)(g)	2,335,683	2,347,362
Primo Brands Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.2515% 3/31/2028 (d)(e)(g)	7,101,524	7,097,689
		13,899,400
Consumer Staples Distribution & Retail - 0.7%
C&S Wholesale Grocers Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 0% 8/6/2030 (d)(e)(g)(k)	2,810,000	2,739,750
Cardenas Merger Sub LLC 1LN, term loan CME Term SOFR 3 month Index + 6.75%, 10.8515% 8/1/2029 (d)(e)(g)	5,742,592	4,860,473
Froneri US Inc Tranche B-4 1LN, term loan CME Term SOFR 6 month Index + 2%, 6.1971% 9/30/2031 (d)(e)(g)	1,434,388	1,422,741
JP Intermediate B LLC CME Term SOFR 1 month Index + 7.5%, 11.8178% 11/19/2027 secured (d)(e)(g)(i)	98,012	102,912
JP Intermediate B LLC Tranche TAKEBK TL A 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.5015% 3/31/2031 (d)(e)(g)(i)	1,903,258	1,570,188
JP Intermediate B LLC Tranche NEW $ 1ST L TL, term loan 3 month U.S. LIBOR + 7%, 0% 6/30/2030 (d)(e)(g)(i)(k)	507,518	507,518
Primary Products Finance LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5358% 4/1/2029 (d)(e)(g)	2,216,470	2,157,357
		13,360,939
Food Products - 1.2%
Aspire Bakeries Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.6634% 12/23/2030 (d)(e)(g)	1,728,194	1,733,050
Chobani LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 10/25/2027 (d)(e)(g)	3,703,171	3,711,651
Del Monte Foods Corp II Inc 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 0% 8/2/2028 (d)(e)(g)(h)	4,852,665	194,107
Del Monte Foods Corp II Inc 1LN, term loan CME Term SOFR 3 month Index + 8.15%, 0% 8/2/2028 (d)(e)(g)(h)	1,200,945	570,449
Del Monte Foods Corp II Inc Tranche FLFO B 1LN, term loan CME Term SOFR 3 month Index + 8%, 0% 8/2/2028 (d)(e)(g)(h)	856,020	406,609
Del Monte Foods Corp II Inc Tranche TLA DIP, term loan CME Term SOFR 3 month Index + 0.1%, 13.7739% 3/30/2026 (d)(e)(g)	3,892,713	3,711,040
Del Monte Foods Corp II Inc Tranche TLB DIP ROLLUP, term loan CME Term SOFR 3 month Index + 0.1%, 13.7594% 3/30/2026 (d)(e)(g)	5,076,338	4,061,071
Fiesta Purchaser Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 2/12/2031 (d)(e)(g)	3,310,851	3,302,242
Nourish Buyer I Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.8294% 7/12/2032 (d)(e)(g)	3,955,000	3,950,056
Wellness Pet LLC Tranche A 1LN, term loan CME Term SOFR 3 month Index + 3.95%, 7.9515% 12/31/2029 (d)(e)(g)	820,756	649,768
Wellness Pet LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.3108% 12/31/2029 (d)(e)(g)	616,967	265,296
		22,555,339
Personal Care Products - 0.1%
Conair Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0279% 5/17/2028 (d)(e)(g)	3,111,219	1,940,623
Olaplex Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.7989% 2/23/2029 (d)(e)(g)	800,000	777,199
		2,717,822
TOTAL CONSUMER STAPLES		52,533,500

Energy - 2.2%
Energy Equipment & Services - 0.2%
WaterBridge Midstream Operating LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.03% 6/27/2029 (d)(e)(g)	5,344,781	5,346,117
Oil, Gas & Consumable Fuels - 2.0%
Apro LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.9422% 7/9/2031 (d)(e)(g)	2,316,600	2,310,229
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.7779% 3/31/2028 (d)(e)(g)	608,936	605,891
CQP Holdco LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.0015% 12/31/2030 (d)(e)(g)	6,797,092	6,796,072
CVR CHC LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.0015% 12/30/2027 (d)(e)(g)	1,023,275	1,023,275
Delek US Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.7634% 11/19/2029 (d)(e)(g)	2,386,277	2,379,309
EMG Utica Midstream Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.0015% 4/1/2030 (d)(e)(g)	1,552,632	1,554,573
EPIC Crude Services LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.8285% 10/15/2031 (d)(e)(g)	1,805,817	1,805,817
Hamilton Projects Acquiror LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 5/30/2031 (d)(e)(g)	1,302,954	1,305,665
Hilcorp Energy I LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1502% 2/11/2030 (d)(e)(g)	1,621,850	1,621,850
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.5699% 10/30/2028 (d)(e)(g)	15,929,868	7,660,833
Par Petroleum LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0286% 2/28/2030 (d)(e)(g)	2,951,054	2,943,677
Prairie Acquiror LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9134% 8/1/2029 (d)(e)(g)	1,044,173	1,048,955
Venture Global Plaquemines LNG LLC 1LN, term loan CME Term SOFR 1 month Index + 2.225%, 6.3875% 5/25/2029 (d)(e)(g)	801,505	801,505
Venture Global Plaquemines LNG LLC 1LN, term loan CME Term SOFR 1 month Index + 2.225%, 6.3884% 5/25/2029 (d)(e)(g)	6,407,732	6,407,732
WaterBridge NDB Operating LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.1739% 5/10/2029 (d)(e)(g)	919,279	919,775
		39,185,158
TOTAL ENERGY		44,531,275

Financials - 11.1%
Capital Markets - 2.2%
Broadstreet Partners Group LLC Tranche B4 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 6/13/2031 (d)(e)(g)	4,987,941	4,991,882
Citadel Securities Global Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 10/31/2031 (d)(e)(g)	12,949,443	12,970,550
CPI Holdco B LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 5/17/2031 (d)(e)(g)	3,224,196	3,220,165
Focus Financial Partners LLC Tranche B8 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 9/15/2031 (d)(e)(g)	2,310,531	2,310,762
GTCR Everest Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.7515% 9/5/2031 (d)(e)(g)	4,103,865	4,103,536
Hightower Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0712% 2/3/2032 (d)(e)(g)	4,736,557	4,727,700
Jane Street Group LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.1989% 12/15/2031 (d)(e)(g)	7,282,086	7,221,426
PEX Holdings LLC 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.7515% 11/26/2031 (d)(e)(g)	1,890,500	1,889,706
Superannuation & Investments US LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 12/1/2028 (d)(e)(g)	1,753,864	1,760,003
		43,195,730
Financial Services - 3.2%
ACNR Holdings Inc term loan 13% (d)(g)(i)(l)	853,252	847,962
Boost Newco Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.0015% 1/31/2031 (d)(e)(g)	11,479,663	11,484,485
CFC USA 2025 LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0406% 7/1/2032 (d)(e)(g)	3,125,000	2,976,563
Dragon Buyer Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.7515% 9/30/2031 (d)(e)(g)	1,533,413	1,534,011
Empire Today LP, LLC Tranche EXCH 1ST OUT TLB 1LN, term loan 10.0695% 8/3/2029 (d)(g)	220,410	134,450
Empire Today LP, LLC Tranche EXCH FLSO TL 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.5695% 8/3/2029 (d)(e)(g)	1,340,829	67,041
Empire Today LP, LLC Tranche NEW $ 1ST OUT TLA 1LN, term loan 10.0695% 8/3/2029 (d)(g)	418,275	255,148
Heubach Holding USA LLC Tranche TL, term loan CME Term SOFR 1 month Index + 10%, 0% (d)(e)(g)(h)(i)	136,173	0
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.3854% 9/22/2032 (d)(e)(g)	3,060,000	2,970,128
NCR Atleos Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.0257% 4/16/2029 (d)(e)(g)	1,602,266	1,602,602
Neon Maple US Debt Mergersub Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 11/17/2031 (d)(e)(g)	5,387,959	5,385,319
Nexus Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.6634% 7/31/2031 (d)(e)(g)	8,793,309	8,768,160
Nexus Buyer LLC Tranche B 2LN, term loan CME Term SOFR 1 month Index + 5.75%, 9.9134% 2/16/2032 (d)(e)(g)	1,645,000	1,641,299
Orion US Finco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 0% 5/20/2032 (d)(e)(g)(k)	1,780,000	1,788,900
Priority Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9134% 7/30/2032 (d)(e)(g)	1,595,912	1,597,412
Recess Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0687% 2/20/2030 (d)(e)(g)	2,387,240	2,394,067
Shift4 Payments LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0483% 7/6/2032 (d)(e)(g)	605,000	609,283
TKO Worldwide Holdings LLC Tranche B4 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.0233% 11/21/2031 (d)(e)(g)	2,197,642	2,200,038
Trans Union LLC Tranche B8 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 6/24/2031 (d)(e)(g)	2,143,201	2,141,122
Trans Union LLC Tranche B9 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 6/24/2031 (d)(e)(g)	1,394,445	1,393,022
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7035% 2/20/2032 (d)(e)(g)	13,431,338	13,429,188
		63,220,200
Insurance - 5.7%
Acrisure LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 6/21/2032 (d)(e)(g)	573,563	572,369
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 11/6/2030 (d)(e)(g)	24,101,578	24,033,853
Alera Group Intermediate Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 5/31/2032 (d)(e)(g)	5,110,000	5,126,710
Alera Group Intermediate Holdings Inc 2LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.6634% 5/31/2033 (d)(e)(g)	1,525,000	1,565,992
Alliant Hldgs Intermediate LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6655% 9/19/2031 (d)(e)(g)	927,675	924,985
AmWINS Group Inc 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.2515% 1/30/2032 (d)(e)(g)	5,143,016	5,139,621
Amynta Agency Borrower Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 12/29/2031 (d)(e)(g)	2,178,202	2,169,249
Asurion LLC Tranche B10 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.2634% 8/19/2028 (d)(e)(g)	3,993,100	4,000,048
Asurion LLC Tranche B11 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.5134% 8/19/2028 (d)(e)(g)	2,122,114	2,128,162
Asurion LLC Tranche B12 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.4134% 9/19/2030 (d)(e)(g)	1,207,148	1,202,054
Asurion LLC Tranche B13 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.4134% 9/19/2030 (d)(e)(g)	3,735,638	3,709,189
Asurion LLC Tranche B3 2LN, term loan CME Term SOFR 1 month Index + 5.25%, 9.5279% 1/31/2028 (d)(e)(g)	12,235,000	11,898,538
Asurion LLC Tranche B4 2LN, term loan CME Term SOFR 1 month Index + 5.25%, 9.5279% 1/20/2029 (d)(e)(g)	27,640,000	26,400,070
Asurion LLC Tranche B9 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5279% 7/31/2027 (d)(e)(g)	921,818	921,256
CRC Insurance Group LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.7515% 5/6/2031 (d)(e)(g)	6,076,210	6,066,731
HUB International Ltd Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.5755% 6/20/2030 (d)(e)(g)	10,726,956	10,740,043
Ryan Specialty LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 9/15/2031 (d)(e)(g)	1,722,775	1,722,241
USI Inc/NY Tranche C 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.2515% 9/29/2030 (d)(e)(g)	2,293,492	2,289,822
USI Inc/NY Tranche D 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.2515% 11/21/2029 (d)(e)(g)	2,969,389	2,965,440
		113,576,373
TOTAL FINANCIALS		219,992,303

Health Care - 7.1%
Health Care Equipment & Supplies - 1.8%
Avantor Funding Inc Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.2634% 11/8/2027 (d)(e)(g)	134,609	135,114
Bausch + Lomb Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.4134% 1/15/2031 (d)(e)(g)	4,393,988	4,390,340
Embecta Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 3/30/2029 (d)(e)(g)	2,456,831	2,453,662
Insulet Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 8/1/2031 (d)(e)(g)	5,938,064	5,969,595
Medline Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 10/23/2028 (d)(e)(g)	16,095,985	16,095,020
QuidelOrtho Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.0015% 8/23/2032 (d)(e)(g)	5,620,000	5,587,235
Sotera Health Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 5/30/2031 (d)(e)(g)	2,082,066	2,082,940
		36,713,906
Health Care Providers & Services - 2.4%
Accelerated Health Systems LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.5634% 2/15/2029 (d)(e)(g)	1,870,992	1,381,410
Aveanna Healthcare LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 0% 9/17/2032 (d)(e)(g)(k)	1,135,000	1,133,581
Charlotte Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.4254% 2/11/2028 (d)(e)(g)	4,361,380	4,352,090
DaVita Inc Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 5/9/2031 (d)(e)(g)	3,715,550	3,720,566
Gainwell Acquisition Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.1015% 10/1/2027 (d)(e)(g)	1,309,104	1,286,522
Global Medical Response Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.6336% 10/1/2032 (d)(e)(g)	2,090,000	2,090,105
HAH Group Holding Co LLC 1LN, term loan CME Term SOFR 1 month Index + 5%, 9.1634% 9/24/2031 (d)(e)(g)	6,160,328	5,530,804
Hanger Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.6634% 10/23/2031 (d)(e)(g)	1,190,028	1,191,813
Hanger Inc Tranche DD 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 4.1219% 10/23/2031 (d)(e)(g)(j)	153,877	154,107
Heartland Dental LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9134% 8/25/2032 (d)(e)(g)	1,102,238	1,099,768
ICON Luxembourg Sarl Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.0015% 7/3/2028 (d)(e)(g)	1,368,259	1,367,123
ICON Luxembourg Sarl Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.0015% 7/3/2028 (d)(e)(g)	340,903	340,620
MED ParentCo LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 4/15/2031 (d)(e)(g)	2,941,007	2,945,066
National Mentor Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9839% 3/2/2028 (d)(e)(g)	2,885,527	2,870,378
National Mentor Holdings Inc Tranche C 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.8515% 3/2/2028 (d)(e)(g)	84,258	83,816
Phoenix Guarantor Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 2/21/2031 (d)(e)(g)	1,945,474	1,945,649
Phoenix Newco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 11/15/2028 (d)(e)(g)	5,772,628	5,775,630
Southern Veterinary Partners LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.8187% 12/4/2031 (d)(e)(g)	6,460,875	6,445,821
US Anesthesia Partners Inc 2LN, term loan CME Term SOFR 1 month Index + 7.5%, 11.8947% 10/1/2029 (d)(e)(g)	385,000	343,613
US Anesthesia Partners Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.6447% 10/1/2028 (d)(e)(g)	1,484,536	1,481,136
US Fertility Enterprises LLC Tranche B 1LN, term loan CME Term SOFR 6 month Index + 4.5%, 8.5015% 10/11/2031 (d)(e)(g)	1,091,750	1,091,750
US Fertility Enterprises LLC Tranche DD 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.6% 10/11/2031 (d)(e)(g)	49,750	49,750
US Radiology Specialists Inc 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.7515% 12/15/2027 (d)(e)(g)	628,342	630,025
		47,311,143
Health Care Technology - 1.4%
AthenaHealth Group Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 2/15/2029 (d)(e)(g)	10,666,096	10,639,432
Cotiviti Inc 1LN, term loan 7.625% 5/1/2031 (g)	965,000	967,712
Cotiviti Inc 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0302% 3/26/2032 (d)(e)(g)	483,788	474,512
Cotiviti Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0302% 5/1/2031 (d)(e)(g)	8,166,201	8,013,085
Zelis Payments Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 9/28/2029 (d)(e)(g)	467,626	466,260
Zelis Payments Buyer Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 11/26/2031 (d)(e)(g)	6,975,347	6,971,860
		27,532,861
Pharmaceuticals - 1.5%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.4134% 10/8/2030 (d)(e)(g)	12,957,525	12,750,983
Amneal Pharmaceuticals LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.6634% 8/2/2032 (d)(e)(g)	2,840,000	2,835,257
Elanco Animal Health Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 6.1302% 8/1/2027 (d)(e)(g)	1,777,420	1,775,056
Endo Finance Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.1634% 4/23/2031 (d)(e)(g)	3,460,050	3,465,102
Jazz Financing Lux Sarl Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 5/5/2028 (d)(e)(g)	5,197,680	5,200,174
Organon & Co Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4079% 5/19/2031 (d)(e)(g)	3,065,097	2,984,638
		29,011,210
TOTAL HEALTH CARE		140,569,120

Industrials - 13.0%
Aerospace & Defense - 1.7%
Bleriot US Bidco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.5015% 10/31/2030 (d)(e)(g)	1,285,354	1,285,006
Goat Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 1/27/2032 (d)(e)(g)	1,731,300	1,732,235
Kaman Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.6601% 2/26/2032 (d)(e)(g)	7,342,202	7,314,008
Kaman Corp Tranche B-DD 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 1.5199% 2/26/2032 (d)(e)(g)(j)	692,494	689,835
Signia Aerospace LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.9138% 12/11/2031 (d)(e)(g)	3,311,626	3,311,627
Signia Aerospace LLC Tranche B-DD 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 1% 12/11/2031 (d)(e)(g)(j)	208,579	208,579
TransDigm Group Inc Tranche M 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.5015% 8/19/2032 (d)(e)(g)	3,475,000	3,470,552
TransDigm Inc Tranche K 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.2515% 3/22/2030 (d)(e)(g)	9,684,539	9,672,918
TransDigm Inc Tranche L 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.5015% 1/19/2032 (d)(e)(g)	6,411,593	6,407,169
		34,091,929
Air Freight & Logistics - 0.6%
Dynasty Acquisition Co Inc Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 10/31/2031 (d)(e)(g)	2,063,562	2,063,459
Dynasty Acquisition Co Inc Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 10/31/2031 (d)(e)(g)	784,913	784,874
Echo Global Logistics Inc 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0134% 11/23/2028 (d)(e)(g)	472,838	458,416
Echo Global Logistics Inc 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0134% 11/23/2028 (d)(e)(g)(i)	4,656,000	4,656,000
Echo Global Logistics Inc 2LN, term loan CME Term SOFR 3 month Index + 7.25%, 11.5134% 11/23/2029 (d)(e)(g)(i)	2,095,000	2,095,000
STG Distribution LLC Tranche EXCHANGE FLFO 1LN, term loan CME Term SOFR 1 month Index + 8.35%, 12.5731% 10/3/2029 (d)(e)(g)(i)	638,542	613,639
STG Distribution LLC Tranche EXCHANGE FLSO 1LN, term loan CME Term SOFR 1 month Index + 7.6%, 11.8231% 10/3/2029 (d)(e)(g)(i)	1,360,475	364,607
		11,035,995
Building Products - 1.0%
APi Group DE Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 1/3/2029 (d)(e)(g)	3,217,392	3,214,271
AZZ Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 5/14/2029 (d)(e)(g)	995,000	997,905
Chariot Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 9/8/2032 (d)(e)(g)	1,835,436	1,836,207
Cornerstone Building Brands Inc 1LN, term loan CME Term SOFR 1 month Index + 5.625%, 9.7752% 8/1/2028 (d)(e)(g)	244,372	234,189
Cornerstone Building Brands Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5002% 4/12/2028 (d)(e)(g)	4,714,806	4,468,883
Cornerstone Building Brands Inc Tranche C 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.6502% 5/15/2031 (d)(e)(g)	867,809	787,536
Emrld Borrower LP Tranche B 1LN, term loan CME Term SOFR 6 month Index + 2.25%, 6.4489% 5/31/2030 (d)(e)(g)	578,550	576,588
Emrld Borrower LP Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.1219% 8/4/2031 (d)(e)(g)	2,218,789	2,208,117
Griffon Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.0015% 1/24/2029 (d)(e)(g)	1,646,032	1,650,147
HP PHRG Borrower LLC Tranche B 1LN, term loan CME Term SOFR 6 month Index + 4%, 8.0015% 2/20/2032 (d)(e)(g)	3,456,338	3,443,376
Oscar Acquisitionco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.2515% 4/29/2029 (d)(e)(g)	1,136,431	1,059,211
		20,476,430
Commercial Services & Supplies - 5.3%
ABG Intermediate Holdings 2 LLC Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 12/21/2028 (d)(e)(g)	14,048,203	14,010,835
Allied Universal Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5134% 8/20/2032 (d)(e)(g)	14,785,000	14,832,017
ArchKey Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.2515% 11/1/2031 (d)(e)(g)	2,752,050	2,768,672
ArchKey Holdings Inc Tranche B-DD 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 4.25% 11/1/2031 (d)(e)(g)(j)	319,138	321,066
Artera Services LLC 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.5015% 2/15/2031 (d)(e)(g)	5,236,218	4,664,318
Bifm CA Buyer Inc 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9134% 5/31/2028 (d)(e)(g)	1,957,463	1,962,357
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.7962% 8/1/2030 (d)(e)(g)	9,927,825	8,974,754
Brock Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.75%, 9.7515% 5/2/2030 (d)(e)(g)	930,600	911,988
Congruex Group LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.75%, 10.9579% 5/3/2029 (d)(e)(g)	1,445,338	1,210,470
Ensemble RCM LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.3079% 8/1/2029 (d)(e)(g)	5,655,068	5,667,057
Filtration Group Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 10/21/2028 (d)(e)(g)	2,100,334	2,108,210
GFL ES US LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.6711% 3/3/2032 (d)(e)(g)	4,745,000	4,738,784
Madison IAQ LLC 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.4519% 5/6/2032 (d)(e)(g)	2,997,488	3,009,927
Madison IAQ LLC Tranche B 1LN, term loan CME Term SOFR 6 month Index + 2.5%, 6.7019% 6/21/2028 (d)(e)(g)	5,285,147	5,286,045
Neptune Bidco US Inc Tranche A 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.1794% 10/11/2028 (d)(e)(g)	1,132,209	1,075,598
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 9.4294% 4/11/2029 (d)(e)(g)	14,889,910	14,158,518
OMNIA Partners LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.8138% 7/25/2030 (d)(e)(g)	3,599,692	3,599,116
Pitney Bowes Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9134% 3/19/2032 (d)(e)(g)	789,342	788,355
Reworld Holding Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.3854% 11/30/2028 (d)(e)(g)	721,145	721,368
Reworld Holding Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.3858% 11/30/2028 (d)(e)(g)	1,749,819	1,749,819
Reworld Holding Corp Tranche C 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.3854% 11/30/2028 (d)(e)(g)	39,803	39,816
Reworld Holding Corp Tranche C 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.3858% 11/30/2028 (d)(e)(g)	135,449	135,449
RLG Holdings LLC Tranche B 2LN, term loan CME Term SOFR 1 month Index + 7.5%, 11.7779% 7/6/2029 (d)(e)(g)	590,000	233,050
Sabert Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.2779% 12/10/2026 (d)(e)(g)	979,913	983,588
Vericast Corp 1LN, term loan CME Term SOFR 1 month Index + 7.75%, 11.6219% 6/15/2030 (d)(e)(g)	1,600,125	1,549,449
Wash Bidco Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4422% 9/10/2032 (d)(e)(g)	1,870,000	1,876,227
Wellful Inc Tranche BOOTSTRAP FLSO TL 1LN, term loan CME Term SOFR 3 month Index + 6.25%, 10.5279% 10/19/2030 (d)(e)(g)	1,349,601	1,206,206
Wellful Inc Tranche PRIMING TL 1LN, term loan CME Term SOFR 1 month Index + 5%, 9.2779% 4/19/2030 (d)(e)(g)	1,403,553	1,393,910
WMB Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 11/2/2029 (d)(e)(g)	4,726,519	4,673,345
		104,650,314
Construction & Engineering - 0.4%
Chromalloy Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5424% 3/27/2031 (d)(e)(g)	3,214,214	3,220,256
Construction Partners Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 11/3/2031 (d)(e)(g)	1,905,600	1,909,773
Pike Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.2779% 1/21/2028 (d)(e)(g)	1,119,055	1,124,494
Traverse Midstream Partners LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.8079% 2/16/2028 (d)(e)(g)	1,021,388	1,022,031
		7,276,554
Electrical Equipment - 0.3%
Vertiv Group Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 6.0302% 8/12/2032 (d)(e)(g)	5,394,696	5,399,713
Ground Transportation - 0.1%
Avis Budget Car Rental LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 7/16/2032 (d)(e)(g)	1,870,313	1,853,161
Genesee & Wyoming Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 5.7515% 4/10/2031 (d)(e)(g)	2,801,700	2,789,708
		4,642,869
Machinery - 0.9%
Astro Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.1219% 8/30/2032 (d)(e)(g)	1,685,000	1,690,274
Beach Acquisition Bidco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.3084% 9/12/2032 (d)(e)(g)	2,690,000	2,701,217
Chart Industries Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.7924% 3/15/2030 (d)(e)(g)	2,483,810	2,493,124
CPM Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.7802% 9/28/2028 (d)(e)(g)	1,208,177	1,204,214
Crown Equipment Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5302% 10/10/2031 (d)(e)(g)	1,374,235	1,375,100
JBT Marel Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 1/2/2032 (d)(e)(g)	820,875	819,644
STS Operating Inc 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.2634% 3/25/2031 (d)(e)(g)	6,287,036	6,242,525
TNT Crane & Rigging Inc 2LN, term loan CME Term SOFR 1 month Index + 8.75%, 13.3022% 12/3/2026 (d)(e)(g)(i)	2,420,544	2,027,932
		18,554,030
Passenger Airlines - 0.5%
AAdvantage Loyalty IP Ltd Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.5755% 4/20/2028 (d)(e)(g)	2,795,078	2,789,264
AAdvantage Loyalty IP Ltd Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5755% 5/28/2032 (d)(e)(g)	1,755,600	1,762,184
United Airlines Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.1958% 2/22/2031 (d)(e)(g)	2,645,146	2,649,563
Vista Management Holding Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.0406% 4/1/2031 (d)(e)(g)	2,108,700	2,120,129
		9,321,140
Professional Services - 1.4%
AlixPartners LLP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 8/12/2032 (d)(e)(g)	2,857,547	2,836,916
Amentum Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 9/29/2031 (d)(e)(g)	8,303,015	8,293,134
CACI International Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 10/30/2031 (d)(e)(g)	1,369,650	1,369,650
Cast & Crew LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9134% 12/29/2028 (d)(e)(g)	6,706,877	6,037,263
CHG Healthcare Services Inc Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0462% 9/29/2028 (d)(e)(g)	2,045,948	2,045,846
Dayforce Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2%, 6.3079% 3/1/2031 (d)(e)(g)	1,298,612	1,298,612
Sedgwick Claims Management Services Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 7/31/2031 (d)(e)(g)	5,464,962	5,456,436
		27,337,857
Trading Companies & Distributors - 0.4%
Foundation Building Materials Inc Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.3079% 1/29/2031 (d)(e)(g)	7,458,593	7,467,916
Transportation Infrastructure - 0.4%
AIT Worldwide Logistics Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.2547% 4/8/2030 (d)(e)(g)	2,864,622	2,870,008
Beacon Mobility Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.2515% 8/6/2030 (d)(e)(g)	1,438,012	1,441,608
Beacon Mobility Corp Tranche DD 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 4.8134% 8/6/2030 (d)(e)(g)(j)	196,988	197,480
Lasership Inc Tranche A 1LN, term loan CME Term SOFR 3 month Index + 6.25%, 10.2515% 1/2/2029 (d)(e)(g)	436,152	440,788
Lasership Inc Tranche C 1LN, term loan CME Term SOFR 1 month Index + 7%, 12.2956% 1/2/2029 (d)(e)(g)	835,814	606,659
Lasership Inc Tranche E 1LN, term loan CME Term SOFR 1 month Index + 7.5%, 13.0572% 8/10/2029 (d)(e)(g)	1,630,144	470,019
WWEX Uni Topco Holdings LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.0015% 7/26/2028 (d)(e)(g)	1,811,047	1,799,221
		7,825,783
TOTAL INDUSTRIALS		258,080,530

Information Technology - 14.8%
Communications Equipment - 0.6%
Ciena Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.8854% 10/24/2030 (d)(e)(g)	707,581	708,027
CommScope LLC 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 8.9134% 12/17/2029 (d)(e)(g)	10,775,000	10,896,219
		11,604,246
Electronic Equipment, Instruments & Components - 1.1%
Coherent Corp Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9085% 7/2/2029 (d)(e)(g)	2,219,404	2,215,120
DG Investment Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.9134% 7/12/2032 (d)(e)(g)	4,350,355	4,355,793
DG Investment Intermediate Holdings Inc Tranche B 2LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.6634% 7/31/2033 (d)(e)(g)	790,000	784,075
Go Daddy Operating Co LLC Tranche B7 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 5/30/2031 (d)(e)(g)	1,733,063	1,729,891
Go Daddy Operating Co LLC Tranche B8 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 11/9/2029 (d)(e)(g)	1,377,864	1,375,839
Lightning Power LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.2515% 8/18/2031 (d)(e)(g)	3,380,850	3,376,218
MX Holdings US Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 3/17/2032 (d)(e)(g)	1,536,150	1,536,150
Pinnacle Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 0% 9/10/2032 (d)(e)(g)(k)	2,423,871	2,426,901
Pinnacle Buyer LLC Tranche DD 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 0% 9/10/2032 (d)(e)(g)(k)	466,129	466,712
TCP Sunbelt Acquisition Co Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.25%, 8.4479% 10/24/2031 (d)(e)(g)	1,786,500	1,788,733
TTM Technologies Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5302% 5/30/2030 (d)(e)(g)	1,552,858	1,556,740
		21,612,172
IT Services - 2.9%
Ahead DB Holdings LLC Tranche B4 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.7515% 2/3/2031 (d)(e)(g)	1,863,579	1,864,511
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.5792% 2/10/2028 (d)(e)(g)	6,273,576	5,805,002
GTT Communications Inc Tranche NEW $ HOLDCO 1LN, term loan 14% 7/15/2031 (d)(g)	1,390,927	1,122,018
Indy US Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 10/31/2030 (d)(e)(g)	1,552,210	1,546,389
Kaseya Inc 2LN, term loan CME Term SOFR 1 month Index + 5%, 9.1634% 3/20/2033 (d)(e)(g)	1,825,000	1,824,234
Kaseya Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 3/20/2032 (d)(e)(g)	9,294,472	9,302,930
Mitchell International Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 6/17/2031 (d)(e)(g)	4,419,131	4,412,547
Peraton Corp Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0134% 2/1/2028 (d)(e)(g)	11,797,944	9,929,504
VFH Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 6/20/2031 (d)(e)(g)	2,990,000	2,990,000
X Corp 1LN, term loan 9.5% 10/26/2029 (g)	12,575,000	12,604,677
X Corp Tranche B1 1LN, term loan CME Term SOFR 3 month Index + 6.5%, 10.9579% 10/26/2029 (d)(e)(g)	7,275,223	7,130,737
		58,532,549
Semiconductors & Semiconductor Equipment - 0.1%
MKS Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1655% 8/17/2029 (d)(e)(g)	2,637,668	2,634,925
Software - 9.8%
Applied Systems Inc Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.2515% 2/24/2031 (d)(e)(g)	5,421,798	5,423,316
Ascend Learning LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 12/11/2028 (d)(e)(g)	9,148,762	9,135,404
Central Parent LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.2515% 7/6/2029 (d)(e)(g)	2,618,388	2,259,067
Cloud Software Group Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.2515% 8/13/2032 (d)(e)(g)	7,325,000	7,345,876
Cloud Software Group Inc Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.4829% 3/21/2031 (d)(e)(g)	4,233,725	4,248,289
ConnectWise LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.7631% 9/29/2028 (d)(e)(g)	1,949,882	1,951,968
Dcert Buyer Inc Tranche B 2LN, term loan CME Term SOFR 1 month Index + 7%, 11.1634% 2/19/2029 (d)(e)(g)	6,258,409	5,679,506
Disco Parent Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4843% 8/6/2032 (d)(e)(g)	1,090,000	1,092,725
Eagle Parent Canada Inc Tranche INCR B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.2515% 4/2/2029 (d)(e)(g)(i)	3,900,525	3,799,299
Ellucian Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9134% 10/9/2029 (d)(e)(g)	4,703,533	4,700,617
EP Purchaser LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.7779% 11/6/2028 (d)(e)(g)	578,119	542,466
Epicor Software Corp 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 5/30/2031 (d)(e)(g)	3,188,887	3,191,342
Gen Digital Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 4/16/2032 (d)(e)(g)	643,388	640,331
Gen Digital Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 9/12/2029 (d)(e)(g)	5,735,195	5,717,301
Genesys Cloud Services Holdings II LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 1/30/2032 (d)(e)(g)	3,584,850	3,558,716
KnowBe4 Inc 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0685% 7/26/2032 (d)(e)(g)	2,255,000	2,255,000
Leia Finco US LLC 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.5696% 10/9/2031 (d)(e)(g)	5,004,850	5,000,996
Leia Finco US LLC 2LN, term loan CME Term SOFR 3 month Index + 5.25%, 9.5696% 10/9/2032 (d)(e)(g)	2,750,000	2,746,563
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.2515% 5/3/2028 (d)(e)(g)	7,558,548	7,259,381
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.4134% 12/31/2031 (d)(e)(g)	9,871,215	9,069,178
MH Sub I LLC Tranche B 2LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.4134% 2/23/2029 (d)(e)(g)	3,530,000	3,046,284
Modena Buyer LLC 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.8079% 7/1/2031 (d)(e)(g)	10,429,944	10,288,409
Optiv Parent Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.25%, 9.5638% 7/31/2026 (d)(e)(g)	4,348,256	3,391,639
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.5695% 6/2/2028 (d)(e)(g)	21,203,888	20,411,712
Project Alpha Intermediate Holding Inc 2LN, term loan CME Term SOFR 3 month Index + 5%, 9.0015% 5/9/2033 (d)(e)(g)	2,065,000	2,049,512
Project Alpha Intermediate Holding Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.2515% 10/26/2030 (d)(e)(g)	6,402,415	6,416,949
Project Boost Purchaser LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 7.0685% 7/16/2031 (d)(e)(g)	1,694,927	1,689,639
Proofpoint Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 8/31/2028 (d)(e)(g)	6,988,011	7,006,250
Rackspace Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0398% 5/15/2028 (d)(e)(g)	6,110,245	2,711,421
Rackspace Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 10.5398% 5/15/2028 (d)(e)(g)	1,423,642	1,436,398
RealPage Inc 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.7515% 4/24/2028 (d)(e)(g)	1,114,400	1,117,186
RealPage Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.2631% 4/24/2028 (d)(e)(g)	4,854,819	4,841,420
Red Planet Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.1634% 9/8/2032 (d)(e)(g)	5,705,000	5,543,834
Renaissance Holdings Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.1634% 4/5/2030 (d)(e)(g)	10,126,229	8,744,404
Roper Industrial Products Investment Co 1LN, term loan CME Term SOFR 3 month Index + 2.75%, 6.7515% 11/22/2029 (d)(e)(g)	2,289,557	2,291,481
Sovos Compliance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 8/13/2029 (d)(e)(g)	1,876,937	1,878,645
SS&C Technologies Inc Tranche B8 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 5/9/2031 (d)(e)(g)	3,802,998	3,811,440
UKG Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.81% 2/10/2031 (d)(e)(g)	18,075,914	18,052,596
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.25%, 6.56% 4/14/2031 (d)(e)(g)	2,240,385	2,234,090
X.AI LLC 1LN, term loan 12.5% 6/28/2030 (g)	355,000	367,233
X.AI LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 7.25%, 11.1219% 6/28/2030 (d)(e)(g)	1,870,313	1,807,190
		194,755,073
Technology Hardware, Storage & Peripherals - 0.3%
Sandisk Corp/DE Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.1354% 2/20/2032 (d)(e)(g)	5,010,000	5,013,156
TOTAL INFORMATION TECHNOLOGY		294,152,121

Materials - 6.7%
Chemicals - 3.9%
A-Gas FinCo Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.25%, 9.2515% 12/14/2029 (d)(e)(g)	4,097,809	3,642,665
Advancion Holdings LLC 2LN, term loan CME Term SOFR 1 month Index + 7.75%, 12.0134% 11/24/2028 (d)(e)(g)	2,875,000	2,604,750
Advancion Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.2634% 11/24/2027 (d)(e)(g)	4,618,894	4,482,636
Arc Falcon I Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.7634% 9/30/2028 (d)(e)(g)	5,144,278	5,146,542
Arc Falcon I Inc Tranche B 2LN, term loan CME Term SOFR 1 month Index + 7%, 11.2634% 9/30/2029 (d)(e)(g)	2,530,000	2,530,000
Avient Corp Tranche B8 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 6.0696% 8/29/2029 (d)(e)(g)	725,183	727,257
Bakelite US Holdco Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.7515% 12/23/2031 (d)(e)(g)	2,863,363	2,854,772
Chemours Co/The Tranche B3 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 8/18/2028 (d)(e)(g)	4,817,284	4,805,241
Derby Buyer LLC 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1754% 11/1/2030 (d)(e)(g)	2,127,708	2,129,921
Discovery Purchaser Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 8.082% 10/4/2029 (d)(e)(g)	7,624,677	7,580,226
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 8.0265% 7/3/2028 (d)(e)(g)	5,280,523	4,753,157
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.1358% 3/15/2029 (d)(e)(g)	10,057,030	10,037,319
Hexion Inc 2LN, term loan CME Term SOFR 1 month Index + 7.4375%, 11.7009% 3/15/2030 (d)(e)(g)	2,721,176	2,681,719
INEOS US Petrochem LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0134% 3/14/2030 (d)(e)(g)	2,813,393	2,463,492
INEOS US Petrochem LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.5134% 4/2/2029 (d)(e)(g)	3,301,534	2,974,121
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 9.0579% 8/25/2031 (d)(e)(g)	5,341,630	5,285,543
Qnity Electronics Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 0% 8/12/2032 (d)(e)(g)(k)	4,500,000	4,494,375
Scih Salt Hldgs Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3%, 7.1971% 1/31/2029 (d)(e)(g)	2,465,513	2,467,263
Solstice Advanced Materials Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 0% 9/17/2032 (d)(e)(g)(k)	1,960,000	1,961,235
USALCO LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.6634% 9/30/2031 (d)(e)(g)	1,761,475	1,757,072
USALCO LLC Tranche B-DD 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 1% 9/30/2031 (d)(e)(g)(j)	182,854	182,397
WR Grace Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.0015% 8/9/2032 (d)(e)(g)	2,420,000	2,424,041
		77,985,744
Construction Materials - 0.5%
Quikrete Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 2/10/2032 (d)(e)(g)	7,507,275	7,502,170
VM Consolidated Inc Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 3/24/2028 (d)(e)(g)	2,196,976	2,199,173
		9,701,343
Containers & Packaging - 2.1%
AOT Packaging Products Acquisition Co LLC 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 3/3/2031 (d)(e)(g)	5,794,735	5,761,299
Berlin Packaging LLC Tranche B7 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5364% 6/9/2031 (d)(e)(g)	5,669,665	5,683,840
Charter Next Generation Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 6.9254% 11/29/2030 (d)(e)(g)	3,013,464	3,021,690
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 7.3384% 4/13/2029 (d)(e)(g)	17,116,678	17,087,751
Clydesdale Acquisition Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.4134% 4/1/2032 (d)(e)(g)	6,092,943	6,081,914
Clydesdale Acquisition Holdings Inc Tranche B-DD 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 3.3746% 3/29/2032 (d)(e)(g)(j)	106,779	106,586
Graham Packaging Co Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6634% 8/4/2027 (d)(e)(g)	1,200,123	1,199,618
LC Ahab US Bidco LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 7.1634% 5/1/2031 (d)(e)(g)	1,925,414	1,923,007
SupplyOne Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.5%, 7.6634% 4/21/2031 (d)(e)(g)	694,460	696,738
		41,562,443
Metals & Mining - 0.1%
Tiger Acquisition LLC 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.6354% 8/23/2032 (d)(e)(g)	2,555,000	2,544,269
Paper & Forest Products - 0.1%
Asplundh Tree Expert LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 5/23/2031 (d)(e)(g)	1,923,675	1,922,636
TOTAL MATERIALS		133,716,435

Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Greystar Real Estate Partners LLC Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.8143% 8/21/2030 (d)(e)(g)	1,744,965	1,744,964
Utilities - 1.5%
Electric Utilities - 0.7%
NRG Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 6.0643% 4/16/2031 (d)(e)(g)	3,787,773	3,786,599
Vistra Operations Co LLC Tranche B-3 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.9134% 12/20/2030 (d)(e)(g)	2,673,092	2,675,203
WEC US Holdings Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.5302% 1/27/2031 (d)(e)(g)	7,162,079	7,164,013
		13,625,815
Independent Power and Renewable Electricity Producers - 0.7%
Alpha Generation LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 9/30/2031 (d)(e)(g)	865,628	863,897
Calpine Construction Finance Co LP Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 6.1634% 7/31/2030 (d)(e)(g)	1,450,000	1,449,826
Cogentrix Finance Holdco I LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 6.4134% 2/26/2032 (d)(e)(g)	2,473,011	2,476,102
MRP Buyer LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 7.2515% 6/4/2032 (d)(e)(g)	1,516,935	1,489,919
MRP Buyer LLC Tranche DD 1LN, term loan CME Term SOFR 3 month Index + 3.25%, 5.017% 6/4/2032 (d)(e)(g)(j)	193,065	189,626
Natgasoline LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.5015% 3/29/2030 (d)(e)(g)	2,913,125	2,939,838
Talen Energy Supply LLC Tranche B 1LN, term loan CME Term SOFR 3 month Index + 2.5%, 6.7329% 12/13/2031 (d)(e)(g)	1,017,313	1,017,526
Win Waste Innovations Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.75%, 7.0279% 3/24/2028 (d)(e)(g)	2,077,412	2,073,528
Win Waste Innovations Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 8.0279% 3/27/2028 (d)(e)(g)	1,820,438	1,829,540
		14,329,802
Multi-Utilities - 0.1%
Osmose Utilities Services Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.5279% 6/23/2028 (d)(e)(g)	2,488,713	2,353,402
TOTAL UTILITIES		30,309,019

TOTAL UNITED STATES		1,611,555,209
TOTAL BANK LOAN OBLIGATIONS (Cost $1,812,832,009)		1,768,021,613

Common Stocks - 1.7%
	Shares	Value ($)
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Communication Services - 0.2%
Entertainment - 0.2%
New Cineworld Ltd (i)(m)	191,905	4,686,320
LUXEMBOURG - 0.0%
Communication Services - 0.0%
Media - 0.0%
Altice France Holding SA (i)	45,060	795,657
UNITED STATES - 1.5%
Communication Services - 0.0%
Media - 0.0%
Main Street Sports Group (i)	6,307	64,647
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Old Claimco LLC (i)(m)	105,486	1,217,308
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
JP Intermediate B LLC (i)	19,142	765,671
Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
California Resources Corp	68,210	3,627,408
EP Energy Corp (i)(m)	15,785	25,255
Expand Energy Corp	109,641	11,648,260
Expand Energy Corp (b)	928	98,591
Exxon Mobil Corp	40,902	4,611,701
New Fortress Energy Inc	37,399	82,652
		20,093,867
Financials - 0.3%
Financial Services - 0.3%
ACNR Holdings Inc (i)(m)	55,333	6,160,223
Carnelian Point Holdings LP warrants 6/30/2027 (i)(m)	5,132	14,985
Limetree Bay Cayman Ltd (i)(m)	776	0
		6,175,208
Information Technology - 0.1%
IT Services - 0.1%
GTT Communications Inc (i)(m)	35,300	1,334,693
TOTAL UNITED STATES		29,651,394
TOTAL COMMON STOCKS (Cost $17,566,099)		35,133,371

Non-Convertible Corporate Bonds - 3.4%
	Principal Amount (a)	Value ($)
CANADA - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Ontario Gaming GTA LP/OTG Co-Issuer Inc 8% 8/1/2030 (f)	80,000	79,493
FRANCE - 0.4%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.4%
Altice France SA 6.5% 10/15/2031 (f)	658,435	602,468
Altice France SA 6.5% 3/15/2032 (f)	5,163,520	4,724,621
Altice France SA 6.875% 7/15/2032 (f)	1,894,446	1,733,418

TOTAL FRANCE		7,060,507
UNITED KINGDOM - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
EG Global Finance PLC 12% 11/30/2028 (f)	2,380,000	2,616,708
UNITED STATES - 2.9%
Communication Services - 0.9%
Diversified Telecommunication Services - 0.1%
Frontier Communications Holdings LLC 5% 5/1/2028 (f)	1,160,000	1,157,391
Level 3 Financing Inc 4.5% 4/1/2030 (f)	1,685,000	1,539,669
Level 3 Financing Inc 4.875% 6/15/2029 (f)	15,000	14,101
		2,711,161
Media - 0.8%
CCO Holdings LLC / CCO Holdings Capital Corp 5.375% 6/1/2029 (f)	3,760,000	3,734,927
DISH Network Corp 11.75% 11/15/2027 (f)	4,170,000	4,412,932
Dotdash Meredith Inc 7.625% 6/15/2032 (f)	1,510,000	1,495,957
EchoStar Corp 10.75% 11/30/2029	3,328,070	3,665,037
Univision Communications Inc 9.375% 8/1/2032 (f)	1,620,000	1,726,381
		15,035,234
TOTAL COMMUNICATION SERVICES		17,746,395

Consumer Discretionary - 0.9%
Automobile Components - 0.1%
Clarios Global LP / Clarios US Finance Co 6.75% 5/15/2028 (f)	1,205,000	1,231,614
Automobiles - 0.1%
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC 10% 1/15/2031 (f)	1,900,000	1,768,701
Hotels, Restaurants & Leisure - 0.6%
Caesars Entertainment Inc 7% 2/15/2030 (f)	1,465,000	1,506,910
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc 4.625% 1/15/2029 (f)	11,640,000	11,078,232
		12,585,142
Specialty Retail - 0.1%
Carvana Co 5.625% 10/1/2025 (f)	1,599,000	1,599,000
TOTAL CONSUMER DISCRETIONARY		17,184,457

Energy - 0.0%
Energy Equipment & Services - 0.0%
Transocean Poseidon Ltd 6.875% 2/1/2027 (f)	513,000	512,672
Financials - 0.4%
Consumer Finance - 0.1%
Ford Motor Credit Co LLC U.S. SOFR Index + 2.95%, 7.2527% 3/6/2026 (d)(e)	1,650,000	1,662,533
Financial Services - 0.2%
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029	1,755,000	1,514,934
Icahn Enterprises LP / Icahn Enterprises Finance Corp 9% 6/15/2030	1,475,000	1,422,221
NFE Financing LLC 12% 11/15/2029 (f)	4,809,835	1,414,500
		4,351,655
Insurance - 0.1%
Acrisure LLC / Acrisure Finance Inc 7.5% 11/6/2030 (f)	2,235,000	2,328,311
TOTAL FINANCIALS		8,342,499

Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Medline Borrower LP/Medline Co-Issuer Inc 6.25% 4/1/2029 (f)	495,000	507,575
Industrials - 0.2%
Building Products - 0.0%
Camelot Return Merger Sub Inc 8.75% 8/1/2028 (f)	375,000	362,814
Commercial Services & Supplies - 0.2%
Artera Services LLC 8.5% 2/15/2031 (f)	1,085,000	958,779
Brand Industrial Services Inc 10.375% 8/1/2030 (f)	600,000	598,088
OT Midco Inc 10% 2/15/2030 (f)	705,000	476,302
		2,033,169
Machinery - 0.0%
Chart Industries Inc 7.5% 1/1/2030 (f)	330,000	343,442
Passenger Airlines - 0.0%
American Airlines Inc/AAdvantage Loyalty IP Ltd 5.5% 4/20/2026 (f)	276,250	276,372
Delta Air Lines Inc / SkyMiles IP Ltd 4.5% 10/20/2025 (f)	68,125	68,042
		344,414
TOTAL INDUSTRIALS		3,083,839

Information Technology - 0.2%
Software - 0.2%
Cloud Software Group Inc 8.25% 6/30/2032 (f)	1,734,000	1,839,346
Cloud Software Group Inc 9% 9/30/2029 (f)	1,370,000	1,420,973
X.AI LLC / X.AI Co Issuer Corp 12.5% 6/30/2030	750,000	786,524
		4,046,843
Materials - 0.0%
Construction Materials - 0.0%
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (f)	1,365,000	1,441,362
Real Estate - 0.3%
Diversified REITs - 0.2%
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 10.5% 2/15/2028 (f)	1,995,000	2,101,134
Vici Properties LP / Vici Note Co Inc 4.25% 12/1/2026 (f)	345,000	343,682
Vici Properties LP / Vici Note Co Inc 4.625% 12/1/2029 (f)	200,000	198,030
		2,642,846
Health Care REITs - 0.1%
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027	2,680,000	2,596,190
TOTAL REAL ESTATE		5,239,036

TOTAL UNITED STATES		58,104,678
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $69,663,318)		67,861,386

Non-Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
UNITED STATES - 0.1%
Information Technology - 0.1%
Software - 0.1%
Strategy Inc 10% (Cost $1,061,999)	11,800	1,145,190

Preferred Securities - 0.2%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.3716%, 8.583% (d)(e)(l)	3,085,000	3,124,194
Industrials - 0.0%
Trading Companies & Distributors - 0.0%
Aircastle Ltd 5.25% (d)(f)(l)	895,000	892,167
TOTAL UNITED STATES		4,016,361
TOTAL PREFERRED SECURITIES (Cost $3,984,293)		4,016,361

Money Market Funds - 4.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (n) (Cost $95,653,729)	4.21	95,637,719	95,656,847

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $2,024,915,596)	1,995,469,767
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(9,074,752)
NET ASSETS - 100.0%	1,986,395,015

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,114,181 or 0.9% of net assets.

(c)	Affiliated fund.
(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $62,725,523 or 3.2% of net assets.

(g)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(h)	Non-income producing - Security is in default.
(i)	Level 3 security.
(j)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $1,984,683 and $1,977,025, respectively.

(k)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(l)	Security is perpetual in nature with no stated maturity date.
(m)	Non-income producing.
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Expand Energy Corp	2/10/2021	8,787

Fidelity Private Credit Company LLC	6/6/2022 - 9/8/2025	18,816,010

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	52,058,458	782,441,355	738,842,966	5,548,582	-	-	95,656,847	95,637,719	0.2%
Fidelity Securities Lending Cash Central Fund	-	25,216,020	25,216,020	192	-	-	-	-	0.0%
Total	52,058,458	807,657,375	764,058,986	5,548,774	-	-	95,656,847

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Private Credit Company LLC	20,327,439	4,915,549	6,324,006	2,937,683	(71,477)	(501,050)	18,015,590	1,901,663
	20,327,439	4,915,549	6,324,006	2,937,683	(71,477)	(501,050)	18,015,590

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Alternative Funds	18,015,590	-	18,015,590	-

Asset-Backed Securities	5,619,409	-	5,619,409	-

Bank Loan Obligations
Communication Services	156,704,655	-	156,200,086	504,569
Consumer Discretionary	357,412,393	-	356,655,133	757,260
Consumer Staples	58,860,349	-	56,679,731	2,180,618
Energy	55,238,613	-	55,238,613	-
Financials	223,333,824	-	222,485,862	847,962
Health Care	144,771,060	-	144,771,060	-
Industrials	288,986,580	-	279,229,402	9,757,178
Information Technology	299,726,317	-	295,783,190	3,943,127
Materials	149,852,796	-	149,452,869	399,927
Real Estate	1,744,964	-	1,744,964	-
Utilities	31,390,062	-	31,390,062	-

Common Stocks
Communication Services	5,546,624	-	-	5,546,624
Consumer Discretionary	1,217,308	-	-	1,217,308
Consumer Staples	765,671	-	-	765,671
Energy	20,093,867	20,068,612	-	25,255
Financials	6,175,208	-	-	6,175,208
Information Technology	1,334,693	-	-	1,334,693

Non-Convertible Corporate Bonds
Communication Services	24,806,902	-	24,806,902	-
Consumer Discretionary	17,263,950	-	17,263,950	-
Energy	3,129,380	-	3,129,380	-
Financials	8,342,499	-	8,342,499	-
Health Care	507,575	-	507,575	-
Industrials	3,083,839	-	3,083,839	-
Information Technology	4,046,843	-	4,046,843	-
Materials	1,441,362	-	1,441,362	-
Real Estate	5,239,036	-	5,239,036	-

Non-Convertible Preferred Stocks
Information Technology	1,145,190	1,145,190	-	-

Preferred Securities
Energy	3,124,194	-	3,124,194	-
Industrials	892,167	-	892,167	-

Money Market Funds	95,656,847	95,656,847	-	-
Total Investments in Securities:	1,995,469,767	116,870,649	1,845,143,718	33,455,400
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2025 ($)
Bank Loan Obligations	13,041,700	73,054	(118,562)	10,194,448	(5,707,442)	22,476	1,528,217	(643,250)	18,390,641	(824,714)
Common Stocks	15,796,175	(6,080,260)	5,337,322	1,601,618	(1,590,096)	-	-	-	15,064,759	1,762,784

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of September 30, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,910,680,409)	$1,881,797,330
Fidelity Central Funds (cost $95,653,729)	95,656,847
Other affiliated issuers (cost $18,581,458)	18,015,590

Total Investment in Securities (cost $2,024,915,596)		$1,995,469,767
Cash		3,080,274
Receivable for investments sold		23,516,159
Receivable for fund shares sold		1,053,296
Interest receivable		18,320,788
Distributions receivable from Fidelity Central Funds		317,431
Receivable from investment adviser for expense reductions		11,125
Other receivables		166
Total assets		2,041,769,006
Liabilities
Payable for investments purchased	$55,324,400
Payable for fund shares redeemed	20,891
Other payables and accrued expenses	28,700
Total liabilities		55,373,991
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets		$1,986,395,015
Net Assets consist of:
Paid in capital		$2,174,681,341
Total accumulated earnings (loss)		(188,286,326)
Net Assets		$1,986,395,015
Net Asset Value, offering price and redemption price per share ($1,986,395,015 ÷ 20,628,600 shares)		$96.29
Statement of Operations
Year ended September 30, 2025
Investment Income
Dividends (including $2,937,683 earned from affiliated issuers)		$3,911,045
Interest		137,719,857
Income from Fidelity Central Funds (including $192 from security lending)		5,548,774
Payment from investment adviser		147,832
Total income		147,327,508
Expenses
Custodian fees and expenses	$5,661
Independent trustees' fees and expenses	6,546
Legal	78,214
Total expenses before reductions	90,421
Expense reductions	(6,067)
Total expenses after reductions		84,354
Net Investment income (loss)		147,243,154
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(33,975,725)
Affiliated issuers	(71,477)
Total net realized gain (loss)		(34,047,202)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	13,755,496
Affiliated issuers	(501,050)
Unfunded commitments	(334,956)
Total change in net unrealized appreciation (depreciation)		12,919,490
Net gain (loss)		(21,127,712)
Net increase (decrease) in net assets resulting from operations		$126,115,442
Statement of Changes in Net Assets

	Year ended September 30, 2025	Year ended September 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$147,243,154	$141,393,907
Net realized gain (loss)	(34,047,202)	(9,633,044)
Change in net unrealized appreciation (depreciation)	12,919,490	6,701,200
Net increase (decrease) in net assets resulting from operations	126,115,442	138,462,063
Distributions to shareholders	(147,904,199)	(141,566,172)

Affiliated share transactions
Proceeds from sales of shares	566,276,564	114,623,072
Reinvestment of distributions	147,778,955	141,539,557
Cost of shares redeemed	(133,419,815)	(299,654,064)

Net increase (decrease) in net assets resulting from share transactions	580,635,704	(43,491,435)
Total increase (decrease) in net assets	558,846,947	(46,595,544)

Net Assets
Beginning of period	1,427,548,068	1,474,143,612
End of period	$1,986,395,015	$1,427,548,068

Other Information
Shares
Sold	5,887,958	1,165,382
Issued in reinvestment of distributions	1,525,833	1,442,544
Redeemed	(1,375,005)	(3,058,509)
Net increase (decrease)	6,038,786	(450,583)

Financial Highlights
Fidelity® Floating Rate Central Fund

Years ended September 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$97.85	$98.01	$94.22	$100.91	$96.50
Income from Investment Operations
Net investment income (loss) A,B	8.253	9.418	8.494	4.767	4.112
Net realized and unrealized gain (loss)	(1.478)	(.147)	3.878	(6.696)	4.431
Total from investment operations	6.775	9.271	12.372	(1.929)	8.543
Distributions from net investment income	(8.335)	(9.431)	(8.582)	(4.761)	(4.133)
Total distributions	(8.335)	(9.431)	(8.582)	(4.761)	(4.133)
Net asset value, end of period	$96.29	$97.85	$98.01	$94.22	$100.91
Total Return C	7.20%	9.87%	13.65%	(1.98)%	8.99%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	-% F	-% F	-% F	-% F
Expenses net of fee waivers, if any	.01%	-% F	-% F	-% F	-% F
Expenses net of all reductions, if any F	-%	-%	-%	-%	-%
Net investment income (loss)	8.54%	9.60%	8.78%	4.83%	4.14%
Supplemental Data
Net assets, end of period (000 omitted)	$1,986,395	$1,427,548	$1,474,144	$2,543,324	$2,773,908
Portfolio turnover rate G	44%	50%	24%	39%	41%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Company LLC, please refer to the Investment in Fidelity Private Credit Company LLC note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended September 30, 2025

1. Organization.
Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Company LLC.
The Fund invests in Fidelity Private Credit Company LLC, which is an affiliated limited liability company. Fidelity Private Credit Company LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Company LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Company LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Company LLC and thus a decline in the value of the Fund. Fidelity Private Credit Company LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Company LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Company LLC. Fidelity Private Credit Company LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Company LLC. The annualized expense ratio for Fidelity Private Credit Company LLC for the nine month period ended September 30, 2025 was 9.68%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Company LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Bank Loan Obligations	$18,390,641	Market comparable	Enterprise value/Revenue multiple (EV/R)	0.4	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	5.9	Increase
		Market approach	Transaction price	$100.00 - $105.00 / $100.51	Increase
		Discounted cash flow	Yield	7.9% - 15.6% / 10.1%	Decrease
		Indicative market price	Evaluated bid	$24.00 - $104.75 / $95.03	Increase
Common Stocks	$15,064,759	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.3 - 7.9 / 4.8	Increase
		Market approach	Transaction price	$2.92 - $10.25 / $8.87	Increase
		Discounted cash flow	Discount rate	12.3%	Decrease
		Indicative market price	Mid price	$16.44 - $19.08 / $17.66	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2025, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements. The investment adviser has contractually agreed to reimburse the Fund with respect to the portion of the Fund's assets invested in Fidelity Private Credit Company LLC until January 31, 2027 as presented in the Statement of Operations in payment from investment adviser.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$44,229,737
Gross unrealized depreciation	(73,643,029)
Net unrealized appreciation (depreciation)	$(29,413,292)
Tax Cost	$2,024,883,059

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(156,753,238)
Net unrealized appreciation (depreciation) on securities and other investments	$(29,413,292)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(9,549,081)
Long-term	(147,204,157)
Total capital loss carryforward	$(156,753,238)

The tax character of distributions paid was as follows:

	September 30, 2025	September 30, 2024
Ordinary Income	$147,904,199	$141,566,172

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount ($)	Unrealized Appreciation (Depreciation)($)
Fidelity Floating Rate Central Fund	Fidelity Private Credit Company LLC	2,730,014	-

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Floating Rate Central Fund	1,255,176,141	734,358,032
6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Floating Rate Central Fund	14

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Floating Rate Central Fund	63,512
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of interest. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Floating Rate Central Fund	20	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $6,067.
9. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Floating Rate Central Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 18, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.68% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $125,610,675 of distributions paid in the calendar year 2024 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $147,904,199 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Floating Rate Central Fund
Each year, the Board of Directors, including the Independent Directors (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Directors), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to review the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Directors.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Directors, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.814672.120
FR1-ANN-1125
Fidelity® Real Estate Equity Central Fund

Annual Report
September 30, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Real Estate Equity Central Fund
Schedule of Investments September 30, 2025
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
UNITED STATES - 99.0%
Real Estate - 99.0%
Health Care REITs - 15.9%
CareTrust REIT Inc	233,500	8,097,780
Ventas Inc	983,894	68,862,741
Welltower Inc	346,366	61,701,639
		138,662,160
Hotel & Resort REITs - 2.1%
Ryman Hospitality Properties Inc	204,600	18,330,114
Industrial REITs - 15.0%
Americold Realty Trust Inc	795,200	9,733,248
EastGroup Properties Inc	65,300	11,052,678
Prologis Inc	774,937	88,745,785
Terreno Realty Corp	371,116	21,060,833
		130,592,544
Office REITs - 2.1%
Douglas Emmett Inc	1,182,495	18,411,447
Real Estate Management & Development - 2.0%
Jones Lang LaSalle Inc (a)	32,900	9,813,412
Zillow Group Inc Class C (a)	100,100	7,712,705
		17,526,117
Residential REITs - 16.3%
AvalonBay Communities Inc	188,900	36,489,814
Camden Property Trust	292,100	31,190,438
Invitation Homes Inc	906,440	26,585,885
Sun Communities Inc	222,300	28,676,700
UDR Inc	521,282	19,422,967
		142,365,804
Retail REITs - 16.7%
Acadia Realty Trust	488,253	9,838,298
Curbline Properties Corp (b)	454,300	10,130,890
Federal Realty Investment Trust	181,200	18,357,372
Macerich Co/The	1,268,700	23,090,340
NNN REIT Inc	696,600	29,654,262
Tanger Inc	963,000	32,587,920
Urban Edge Properties	1,096,000	22,435,120
		146,094,202
Specialized REITs - 28.9%
American Tower Corp	63,300	12,173,856
CubeSmart	604,419	24,575,677
Digital Realty Trust Inc	94,500	16,337,160
Equinix Inc	110,538	86,577,783
Four Corners Property Trust Inc	1,056,800	25,785,920
Iron Mountain Inc	396,300	40,398,822
Public Storage Operating Co	161,900	46,764,815
		252,614,033
TOTAL REAL ESTATE		864,596,421

TOTAL COMMON STOCKS (Cost $715,910,533)		864,596,421

Money Market Funds - 1.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.21	5,800,149	5,801,309
Fidelity Securities Lending Cash Central Fund (c)(d)	4.19	4,620,238	4,620,700
TOTAL MONEY MARKET FUNDS (Cost $10,422,009)			10,422,009

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $726,332,542)	875,018,430
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(1,991,860)
NET ASSETS - 100.0%	873,026,570

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	10,789,858	85,088,202	90,076,733	226,954	(18)	-	5,801,309	5,800,149	0.0%
Fidelity Securities Lending Cash Central Fund	7,200	11,198,732	6,585,232	835	-	-	4,620,700	4,620,238	0.0%
Total	10,797,058	96,286,934	96,661,965	227,789	(18)	-	10,422,009

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of September 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Real Estate	864,596,421	864,596,421	-	-

Money Market Funds	10,422,009	10,422,009	-	-
Total Investments in Securities:	875,018,430	875,018,430	-	-
Financial Statements
Statement of Assets and Liabilities
As of September 30, 2025
Assets
Investment in securities, at value (including securities loaned of $4,480,070) - See accompanying schedule:
Unaffiliated issuers (cost $715,910,533)	$864,596,421
Fidelity Central Funds (cost $10,422,009)	10,422,009

Total Investment in Securities (cost $726,332,542)		$875,018,430
Cash		280
Receivable for fund shares sold		8,202,792
Dividends receivable		3,538,462
Distributions receivable from Fidelity Central Funds		17,376
Total assets		886,777,340
Liabilities
Payable for investments purchased	$9,115,714
Payable for fund shares redeemed	8,713
Other payables and accrued expenses	5,643
Collateral on securities loaned	4,620,700
Total liabilities		13,750,770
Net Assets		$873,026,570
Net Assets consist of:
Paid in capital		$752,680,571
Total accumulated earnings (loss)		120,345,999
Net Assets		$873,026,570
Net Asset Value, offering price and redemption price per share ($873,026,570 ÷ 6,402,303 shares)		$136.36
Statement of Operations
Year ended September 30, 2025
Investment Income
Dividends		$30,201,819
Income from Fidelity Central Funds (including $835 from security lending)		227,789
Total income		30,429,608
Expenses
Custodian fees and expenses	$19,418
Independent trustees' fees and expenses	3,849
Total expenses before reductions	23,267
Expense reductions	(715)
Total expenses after reductions		22,552
Net Investment income (loss)		30,407,056
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	48,805,480
Fidelity Central Funds	(18)
Total net realized gain (loss)		48,805,462
Change in net unrealized appreciation (depreciation) on investment securities		(113,410,838)
Net gain (loss)		(64,605,376)
Net increase (decrease) in net assets resulting from operations		$(34,198,320)
Statement of Changes in Net Assets

	Year ended September 30, 2025	Year ended September 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,407,056	$30,246,681
Net realized gain (loss)	48,805,462	17,262,083
Change in net unrealized appreciation (depreciation)	(113,410,838)	238,634,165
Net increase (decrease) in net assets resulting from operations	(34,198,320)	286,142,929
Distributions to shareholders	(28,783,051)	(30,442,419)

Affiliated share transactions
Proceeds from sales of shares	56,312,634	82,643,139
Reinvestment of distributions	28,783,051	30,442,419
Cost of shares redeemed	(192,009,823)	(251,765,739)

Net increase (decrease) in net assets resulting from share transactions	(106,914,138)	(138,680,181)
Total increase (decrease) in net assets	(169,895,509)	117,020,329

Net Assets
Beginning of period	1,042,922,079	925,901,750
End of period	$873,026,570	$1,042,922,079

Other Information
Shares
Sold	405,618	676,561
Issued in reinvestment of distributions	208,207	240,793
Redeemed	(1,394,039)	(1,998,384)
Net increase (decrease)	(780,214)	(1,081,030)

Financial Highlights
Fidelity® Real Estate Equity Central Fund

Years ended September 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$145.20	$112.05	$111.15	$141.00	$108.09
Income from Investment Operations
Net investment income (loss) A,B	4.43	3.93	4.22	3.36	3.33
Net realized and unrealized gain (loss)	(8.94)	33.21	.29	(30.20)	32.42
Total from investment operations	(4.51)	37.14	4.51	(26.84)	35.75
Distributions from net investment income	(4.33)	(3.99)	(3.61)	(3.01)	(2.84)
Total distributions	(4.33)	(3.99)	(3.61)	(3.01)	(2.84)
Net asset value, end of period	$136.36	$145.20	$112.05	$111.15	$141.00
Total Return C	(3.12) %	33.70%	3.90%	(19.44)%	33.38%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	- %	-%	-%	-%	-%
Expenses net of all reductions, if any F	-%	-%	-%	-%	-%
Net investment income (loss)	3.23%	3.13%	3.53%	2.36%	2.54%
Supplemental Data
Net assets, end of period (000 omitted)	$873,027	$1,042,922	$925,902	$973,455	$1,632,601
Portfolio turnover rate G	43%	39%	44%	56%	28%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended September 30, 2025

1. Organization.
Fidelity Real Estate Equity Central Fund (the Fund) is a non-diversified fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2025 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short term capital gain dividends, certain corporate actions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$171,976,615
Gross unrealized depreciation	(25,764,829)
Net unrealized appreciation (depreciation)	$146,211,786
Tax Cost	$728,806,644

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,591,617
Capital loss carryforward	$(29,457,403)
Net unrealized appreciation (depreciation) on securities and other investments	$146,211,786

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(29,457,403)
Long-term	-
Total capital loss carryforward	$(29,457,403)

The tax character of distributions paid was as follows:

	September 30, 2025	September 30, 2024
Ordinary Income	$28,783,051	$ 30,442,419

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Equity Central Fund	403,282,963	476,750,878
5. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Real Estate Equity Central Fund	6,026

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Real Estate Equity Central Fund	21,220,845	22,174,862	2,027,393
6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Real Estate Equity Central Fund	91	2	-
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $715.
8. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Real Estate Equity Central Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 13, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $237,905 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 0.25% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 96.62%, 100%, and 100%, of the dividends distributed in December, June, and September, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Real Estate Equity Central Fund
Each year, the Board of Directors, including the Independent Directors (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Directors), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to review the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Directors.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Directors, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.831584.119
ESCIP-ANN-1125
Fidelity® Emerging Markets Equity Central Fund

Annual Report
September 30, 2025
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Emerging Markets Equity Central Fund
Schedule of Investments September 30, 2025
Showing Percentage of Net Assets
Common Stocks - 98.2%
	Shares	Value ($)
BRAZIL - 5.5%
Consumer Discretionary - 0.5%
Broadline Retail - 0.2%
MercadoLibre Inc (b)	2,252	5,262,789
Household Durables - 0.1%
Cury Construtora e Incorporadora SA	176,719	1,147,856
Cyrela Brazil Realty SA Empreendimentos e Participacoes	187,400	1,080,967
		2,228,823
Specialty Retail - 0.1%
Lojas Renner SA	1,397,989	3,974,179
Textiles, Apparel & Luxury Goods - 0.1%
Azzas 2154 SA	775,106	4,390,896
TOTAL CONSUMER DISCRETIONARY		15,856,687

Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleo Brasileiro SA - Petrobras ADR	496,500	5,868,630
Petroleo Brasileiro SA - Petrobras ADR	425,800	5,390,628
PRIO SA/Brazil (b)	1,324,300	9,487,634
		20,746,892
Financials - 1.7%
Banks - 0.9%
Itau Unibanco Holding SA ADR	3,804,696	27,926,469
Capital Markets - 0.8%
B3 SA - Brasil Bolsa Balcao	6,694,900	16,855,965
XP Inc Class A	348,305	6,544,651
		23,400,616
TOTAL FINANCIALS		51,327,085

Health Care - 0.1%
Pharmaceuticals - 0.1%
Hypera SA	566,268	2,418,389
Industrials - 0.7%
Ground Transportation - 0.7%
Localiza Rent a Car SA	1,576,775	11,687,496
Rumo SA	3,075,800	9,229,278
		20,916,774
Materials - 0.9%
Metals & Mining - 0.8%
Metalurgica Gerdau SA	3,599,800	6,439,024
Vale SA ADR	1,587,815	17,243,671
		23,682,695
Paper & Forest Products - 0.1%
Dexco SA	2,623,228	2,858,701
TOTAL MATERIALS		26,541,396

Real Estate - 0.0%
Real Estate Management & Development - 0.0%
LOG Commercial Properties e Participacoes SA	320,605	1,415,608
Utilities - 0.9%
Electric Utilities - 0.6%
Equatorial Energia SA	1,322,894	9,184,262
Isa Energia Brasil sa	709,900	3,290,569
Transmissora Alianca de Energia Eletrica S/A unit	533,700	3,676,160
		16,150,991
Independent Power and Renewable Electricity Producers - 0.1%
Engie Brasil Energia SA	543,900	4,159,280
Water Utilities - 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	272,100	6,757,190
TOTAL UTILITIES		27,067,461

TOTAL BRAZIL		166,290,292
CHILE - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Antofagasta PLC	496,550	18,371,456
CHINA - 31.6%
Communication Services - 7.9%
Diversified Telecommunication Services - 0.0%
China Tower Corp Ltd H Shares (c)(d)	745,489	1,099,751
Entertainment - 0.2%
Netease Inc ADR	43,125	6,554,569
Interactive Media & Services - 7.7%
Baidu Inc A Shares (b)	183,300	3,030,764
Baidu Inc Class A ADR (b)	32,338	4,261,179
Bilibili Inc ADR (b)(e)	82,798	2,325,796
Kuaishou Technology B Shares (c)(d)	247,731	2,693,161
Tencent Holdings Ltd	2,541,916	216,595,651
Tongdao Liepin Group (d)	176,070	82,583
		228,989,134
TOTAL COMMUNICATION SERVICES		236,643,454

Consumer Discretionary - 9.5%
Automobile Components - 0.4%
Bethel Automotive Safety Systems Co Ltd A Shares (China)	359,900	2,724,190
Hesai Group ADR (b)	351,926	9,889,121
		12,613,311
Automobiles - 0.7%
BYD Co Ltd A Shares (China)	314,310	4,821,343
BYD Co Ltd H Shares	1,150,598	16,263,333
		21,084,676
Broadline Retail - 6.4%
Alibaba Group Holding Ltd	5,361,607	119,907,603
Alibaba Group Holding Ltd ADR	62,686	11,203,869
JD.com Inc A Shares	661,945	11,597,615
PDD Holdings Inc Class A ADR (b)	376,130	49,713,102
		192,422,189
Hotels, Restaurants & Leisure - 1.4%
Meituan B Shares (b)(c)(d)	1,389,177	18,557,694
Trip.com Group Ltd	50,035	3,794,532
Trip.com Group Ltd ADR	259,218	19,493,194
		41,845,420
Household Durables - 0.2%
Haier Smart Home Co Ltd A Shares (China)	400	1,423
Haier Smart Home Co Ltd H Shares	2,286,400	7,445,098
		7,446,521
Specialty Retail - 0.1%
Pop Mart International Group Ltd (c)(d)	67,800	2,324,486
Textiles, Apparel & Luxury Goods - 0.3%
ANTA Sports Products Ltd	733,600	8,814,192
TOTAL CONSUMER DISCRETIONARY		286,550,795

Consumer Staples - 1.2%
Beverages - 1.1%
China Resources Beer Holdings Co Ltd	1,118,666	3,944,537
Eastroc Beverage Group Co Ltd A Shares (China)	169,800	7,245,576
Kweichow Moutai Co Ltd A Shares (China)	50,900	10,323,559
Tsingtao Brewery Co Ltd H Shares	1,289,800	8,784,354
		30,298,026
Food Products - 0.1%
Uni-President China Holdings Ltd	3,551,400	3,751,310
Personal Care Products - 0.0%
Mao Geping Cosmetics Co LTD H Shares	58,200	775,556
TOTAL CONSUMER STAPLES		34,824,892

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
China Petroleum & Chemical Corp H Shares	18,206,000	9,475,041
Financials - 4.6%
Banks - 3.0%
China Construction Bank Corp H Shares	67,330,189	64,717,688
China Merchants Bank Co Ltd H Shares	4,051,016	24,341,651
		89,059,339
Insurance - 1.6%
China Life Insurance Co Ltd H Shares	6,304,149	17,903,185
Ping An Insurance Group Co of China Ltd H Shares	4,466,413	30,385,407
		48,288,592
TOTAL FINANCIALS		137,347,931

Health Care - 1.9%
Biotechnology - 1.0%
Akeso Inc (b)(c)(d)	317,684	5,764,234
BeOne Medicines Ltd ADR (b)	15,969	5,440,639
BeOne Medicines Ltd H Shares (b)	174,597	4,603,898
Innovent Biologics Inc (b)(c)(d)	676,273	8,377,427
Sichuan Kelun-Biotech Biopharmaceutical Co Ltd H Shares (b)(e)	40,037	2,644,455
Zai Lab Ltd (b)	1,192,716	4,084,918
		30,915,571
Health Care Equipment & Supplies - 0.0%
Shandong Weigao Group Medical Polymer Co Ltd H Shares	3,407,779	2,544,246
Life Sciences Tools & Services - 0.5%
Wuxi Apptec Co Ltd H Shares (c)(d)(e)	917,744	13,998,575
Pharmaceuticals - 0.4%
Hansoh Pharmaceutical Group Co Ltd (c)(d)	1,329,060	6,158,598
Jiangsu Hengrui Pharmaceuticals Co Ltd A Shares (China)	232,540	2,336,979
Jiangsu Hengrui Pharmaceuticals Co Ltd H Shares (e)	203,530	2,322,485
		10,818,062
TOTAL HEALTH CARE		58,276,454

Industrials - 1.5%
Construction & Engineering - 0.1%
Sinopec Engineering Group Co Ltd H Shares	5,770,800	5,012,961
Ground Transportation - 0.3%
Full Truck Alliance Co Ltd ADR	603,195	7,823,439
Machinery - 0.9%
Airtac International Group	287,000	7,093,048
Shenzhen Inovance Technology Co Ltd A Shares (China)	792,200	9,326,742
Yangzijiang Shipbuildling (Holdings) Ltd	4,341,800	11,342,972
		27,762,762
Marine Transportation - 0.2%
SITC International Holdings Co Ltd	1,312,000	5,051,114
TOTAL INDUSTRIALS		45,650,276

Information Technology - 2.3%
Communications Equipment - 0.0%
Zhongji Innolight Co Ltd A Shares (China)	37,836	2,145,309
Electronic Equipment, Instruments & Components - 0.2%
Eoptolink Technology Inc Ltd A Shares (China)	35,520	1,824,856
Foxconn Industrial Internet Co Ltd A Shares (China)	54,766	507,771
Sunny Optical Technology Group Co Ltd	174,000	2,022,411
WUS Printed Circuit Kunshan Co Ltd A Shares (China)	219,970	2,269,974
		6,625,012
Semiconductors & Semiconductor Equipment - 0.6%
Advanced Micro-Fabrication Equipment Inc China A Shares (China)	232,700	9,772,384
Hygon Information Technology Co Ltd A Shares (China)	28,100	996,981
Montage Technology Co Ltd A Shares (China)	113,142	2,460,041
NAURA Technology Group Co Ltd A Shares (China)	59,230	3,763,339
Verisilicon Microelectronics Shanghai Co Ltd A Shares (China) (b)	44,500	1,143,822
		18,136,567
Software - 0.4%
Glodon Co Ltd A Shares (China)	430,200	849,578
Pony AI Inc ADR	434,200	9,765,158
		10,614,736
Technology Hardware, Storage & Peripherals - 1.1%
Xiaomi Corp B Shares (b)(c)(d)	4,677,990	32,511,785
TOTAL INFORMATION TECHNOLOGY		70,033,409

Materials - 1.5%
Construction Materials - 0.4%
Anhui Conch Cement Co Ltd H Shares	2,326,500	7,025,585
China Jushi Co Ltd A Shares (China)	2,364,604	5,759,104
		12,784,689
Metals & Mining - 1.1%
MMG Ltd (b)	18,612,000	16,143,897
Zijin Mining Group Co Ltd A Shares (China)	3,999,600	16,538,718
		32,682,615
TOTAL MATERIALS		45,467,304

Real Estate - 0.4%
Real Estate Management & Development - 0.4%
China Overseas Land & Investment Ltd	248,432	458,431
China Resources Land Ltd	1,361,109	5,313,641
KE Holdings Inc A Shares	645,603	4,208,257
Longfor Group Holdings Ltd (c)(d)	494,924	755,556
		10,735,885
Utilities - 0.5%
Gas Utilities - 0.4%
ENN Energy Holdings Ltd	824,000	6,813,768
Kunlun Energy Co Ltd	6,316,000	5,648,887
		12,462,655
Water Utilities - 0.1%
Guangdong Investment Ltd	2,580,000	2,343,963
TOTAL UTILITIES		14,806,618

TOTAL CHINA		949,812,059
GREECE - 0.9%
Financials - 0.9%
Banks - 0.9%
Alpha Bank SA	4,122,577	17,533,532
Piraeus Financial Holdings SA	1,197,925	10,175,440

TOTAL GREECE		27,708,972
HONG KONG - 0.0%
Communication Services - 0.0%
Entertainment - 0.0%
Huanxi Media Group Ltd (b)	8,439,702	379,583
HUNGARY - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Richter Gedeon Nyrt	59,678	1,816,299
INDIA - 13.7%
Communication Services - 0.9%
Wireless Telecommunication Services - 0.9%
Bharti Airtel Ltd	1,243,618	26,294,006
Consumer Discretionary - 2.1%
Automobiles - 0.7%
Eicher Motors Ltd	46,100	3,635,145
Mahindra & Mahindra Ltd	490,269	18,911,684
		22,546,829
Hotels, Restaurants & Leisure - 1.2%
Eternal Ltd (b)	7,237,718	26,517,607
MakeMyTrip Ltd (b)	70,448	6,593,932
		33,111,539
Household Durables - 0.2%
Dixon Technologies India Ltd (d)	34,600	6,356,692
TOTAL CONSUMER DISCRETIONARY		62,015,060

Consumer Staples - 0.3%
Tobacco - 0.3%
ITC Ltd	2,113,987	9,554,844
Energy - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Coal India Ltd	1,865,700	8,189,029
Reliance Industries Ltd	2,457,794	37,734,754
		45,923,783
Financials - 4.9%
Banks - 2.8%
HDFC Bank Ltd/Gandhinagar	4,852,250	51,940,408
ICICI Bank Ltd	2,075,923	31,442,271
		83,382,679
Capital Markets - 0.0%
National Securities Depository Ltd (f)	32,499	441,894
Consumer Finance - 1.5%
Bajaj Finance Ltd	2,493,336	28,033,963
Shriram Finance Ltd	2,485,272	17,234,822
		45,268,785
Insurance - 0.6%
HDFC Life Insurance Co Ltd (c)(d)	2,181,483	18,574,355
TOTAL FINANCIALS		147,667,713

Health Care - 0.8%
Health Care Providers & Services - 0.2%
Max Healthcare Institute Ltd	476,420	5,977,639
Life Sciences Tools & Services - 0.1%
Divi's Laboratories Ltd	61,572	3,943,111
Pharmaceuticals - 0.5%
Mankind Pharma Ltd	140,348	3,847,793
Sun Pharmaceutical Industries Ltd	373,070	6,694,869
Torrent Pharmaceuticals Ltd	72,748	2,950,469
		13,493,131
TOTAL HEALTH CARE		23,413,881

Industrials - 1.5%
Aerospace & Defense - 0.9%
Bharat Electronics Ltd	3,064,500	13,933,779
Hindustan Aeronautics Ltd (d)	224,600	11,999,549
		25,933,328
Construction & Engineering - 0.6%
Larsen & Toubro Ltd	457,351	18,836,218
TOTAL INDUSTRIALS		44,769,546

Materials - 0.6%
Construction Materials - 0.4%
JK Cement Ltd	152,024	10,780,388
Metals & Mining - 0.2%
Tata Steel Ltd	4,578,600	8,697,804
TOTAL MATERIALS		19,478,192

Real Estate - 0.2%
Office REITs - 0.0%
Embassy Office Parks REIT	236,009	1,120,858
Real Estate Management & Development - 0.2%
Godrej Properties Ltd (b)	113,178	2,508,103
Sunteck Realty Ltd	270,141	1,262,342
		3,770,445
TOTAL REAL ESTATE		4,891,303

Utilities - 0.9%
Electric Utilities - 0.4%
Power Grid Corp of India Ltd	3,500,715	11,042,923
Independent Power and Renewable Electricity Producers - 0.5%
NHPC Ltd	2,703,964	2,627,205
NTPC Ltd	3,170,406	12,149,262
		14,776,467
TOTAL UTILITIES		25,819,390

TOTAL INDIA		409,827,718
INDONESIA - 1.7%
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.3%
Sumber Alfaria Trijaya Tbk PT	68,175,500	7,895,512
Food Products - 0.2%
First Resources Ltd	5,194,100	6,764,672
TOTAL CONSUMER STAPLES		14,660,184

Financials - 1.2%
Banks - 1.2%
Bank Central Asia Tbk PT	36,189,118	16,573,186
Bank Rakyat Indonesia Persero Tbk PT	64,605,047	15,142,292
Bank Syariah Indonesia Tbk PT	22,191,100	3,448,841
		35,164,319
TOTAL INDONESIA		49,824,503
ITALY - 0.2%
Consumer Staples - 0.2%
Beverages - 0.2%
Coca-Cola HBC AG	103,900	4,896,318
KOREA (SOUTH) - 10.2%
Communication Services - 0.7%
Interactive Media & Services - 0.7%
Kakao Corp	309,995	13,155,303
NAVER Corp	36,117	6,904,876
		20,060,179
Consumer Discretionary - 0.6%
Automobiles - 0.4%
Hyundai Motor Co	1,790	274,026
Kia Corp	145,738	10,449,660
		10,723,686
Household Durables - 0.2%
Coway Co Ltd	122,320	8,578,940
TOTAL CONSUMER DISCRETIONARY		19,302,626

Financials - 1.5%
Banks - 1.2%
KB Financial Group Inc	261,630	21,572,648
Woori Financial Group Inc	764,707	14,129,680
		35,702,328
Insurance - 0.3%
Samsung Life Insurance Co Ltd	93,643	10,441,598
TOTAL FINANCIALS		46,143,926

Health Care - 0.3%
Biotechnology - 0.0%
Alteogen Inc (b)	4,160	1,356,622
Life Sciences Tools & Services - 0.3%
Samsung Biologics Co Ltd (b)(c)(d)	12,533	8,897,133
TOTAL HEALTH CARE		10,253,755

Industrials - 0.9%
Aerospace & Defense - 0.4%
Korea Aerospace Industries Ltd	166,390	12,795,312
Electrical Equipment - 0.3%
LS Electric Co Ltd	44,020	8,917,276
Industrial Conglomerates - 0.2%
LG Corp	117,222	6,009,544
TOTAL INDUSTRIALS		27,722,132

Information Technology - 6.2%
Semiconductors & Semiconductor Equipment - 2.2%
SK Hynix Inc	267,884	66,282,897
Technology Hardware, Storage & Peripherals - 4.0%
Samsung Electronics Co Ltd	1,976,155	118,054,588
TOTAL INFORMATION TECHNOLOGY		184,337,485

TOTAL KOREA (SOUTH)		307,820,103
KUWAIT - 0.6%
Financials - 0.6%
Banks - 0.6%
Kuwait Finance House KSCP	6,795,423	17,683,670
MAURITIUS - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Jumo World Holding Limited (b)(g)(h)	161,297	237,106
MEXICO - 2.1%
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Wal-Mart de Mexico SAB de CV Series V	4,140,700	12,790,532
Financials - 0.9%
Banks - 0.9%
Grupo Financiero Banorte SAB de CV	2,736,132	27,562,270
Industrials - 0.2%
Transportation Infrastructure - 0.2%
Grupo Aeroportuario del Pacifico SAB de CV Series B	276,800	6,543,081
Materials - 0.4%
Construction Materials - 0.4%
Cemex SAB de CV ADR	1,330,500	11,961,195
Real Estate - 0.2%
Diversified REITs - 0.1%
Fibra Uno Administracion SA de CV	1,811,050	2,669,082
Real Estate Management & Development - 0.1%
Corp Inmobiliaria Vesta SAB de CV	691,724	1,958,062
TOTAL REAL ESTATE		4,627,144

TOTAL MEXICO		63,484,222
NETHERLANDS - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
CTP NV (c)(d)	64,225	1,429,648
CTP NV rights (b)(i)	64,225	23,375

TOTAL NETHERLANDS		1,453,023
PANAMA - 0.3%
Industrials - 0.3%
Passenger Airlines - 0.3%
Copa Holdings SA Class A	80,387	9,551,583
PERU - 0.6%
Financials - 0.6%
Banks - 0.6%
Credicorp Ltd	72,927	19,419,002
PHILIPPINES - 0.2%
Industrials - 0.1%
Industrial Conglomerates - 0.1%
SM Investments Corp	270,000	3,402,574
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Ayala Land Inc	5,664,229	2,364,810
SM Prime Holdings Inc	3,968,725	1,527,649
		3,892,459
TOTAL PHILIPPINES		7,295,033
POLAND - 0.6%
Communication Services - 0.1%
Entertainment - 0.1%
CD Projekt SA	50,821	3,782,229
Consumer Discretionary - 0.3%
Broadline Retail - 0.2%
Allegro.eu SA (b)(c)(d)	642,088	6,288,122
Textiles, Apparel & Luxury Goods - 0.1%
LPP SA	834	4,056,820
TOTAL CONSUMER DISCRETIONARY		10,344,942

Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
Dino Polska SA (b)(c)(d)	375,700	4,522,272
TOTAL POLAND		18,649,443
PUERTO RICO - 0.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Liberty Latin America Ltd Class C (b)	156,477	1,320,666
ROMANIA - 0.0%
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA	53,200	1,495,997
RUSSIA - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Gazprom PJSC ADR (b)(g)	782,800	8
Financials - 0.0%
Banks - 0.0%
Sberbank of Russia PJSC (b)(g)	794,750	0
Sberbank of Russia PJSC ADR (b)(g)	1,468,992	15
		15
Materials - 0.0%
Metals & Mining - 0.0%
Severstal PAO GDR (b)(d)(g)	433,400	3
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
LSR Group PJSC (b)(g)	6,300	0
TOTAL RUSSIA		26
SAUDI ARABIA - 2.9%
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Aldrees Petroleum and Transport Services Co	96,804	3,234,372
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Saudi Arabian Oil Co (c)(d)	2,310,600	15,169,050
Financials - 2.1%
Banks - 1.9%
Al Rajhi Bank	1,131,338	32,339,458
Saudi National Bank/The	2,277,286	23,791,815
		56,131,273
Insurance - 0.2%
Bupa Arabia for Cooperative Insurance Co	153,109	6,732,354
TOTAL FINANCIALS		62,863,627

Materials - 0.2%
Chemicals - 0.2%
SABIC Agri-Nutrients Co	202,100	6,423,743
TOTAL SAUDI ARABIA		87,690,792
SINGAPORE - 0.3%
Consumer Discretionary - 0.3%
Broadline Retail - 0.3%
Sea Ltd Class A ADR (b)	45,163	8,071,983
SOUTH AFRICA - 4.4%
Consumer Discretionary - 1.6%
Broadline Retail - 1.6%
Naspers Ltd Class N	129,830	47,020,562
Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.6%
Pick n Pay Stores Ltd (b)(e)	3,701,602	5,442,019
Shoprite Holdings Ltd (e)	705,141	11,187,938
		16,629,957
Financials - 1.2%
Banks - 0.6%
Capitec Bank Holdings Ltd	88,022	17,706,336
Financial Services - 0.6%
FirstRand Ltd	3,832,696	17,234,926
TOTAL FINANCIALS		34,941,262

Industrials - 0.0%
Industrial Conglomerates - 0.0%
Bidvest Group Ltd (e)	332,000	4,072,046
Materials - 1.0%
Chemicals - 0.0%
Sasol Ltd (b)	146,000	908,463
Metals & Mining - 1.0%
Gold Fields Ltd ADR	228,300	9,579,468
Impala Platinum Holdings Ltd	1,601,162	20,419,293
		29,998,761
TOTAL MATERIALS		30,907,224

TOTAL SOUTH AFRICA		133,571,051
TAIWAN - 18.4%
Consumer Staples - 0.2%
Food Products - 0.2%
Uni-President Enterprises Corp	2,824,000	7,266,693
Financials - 1.0%
Banks - 0.6%
CTBC Financial Holding Co Ltd	11,049,162	15,557,603
Insurance - 0.4%
Cathay Financial Holding Co Ltd	6,270,949	13,501,846
TOTAL FINANCIALS		29,059,449

Industrials - 0.3%
Electrical Equipment - 0.3%
Bizlink Holding Inc	278,744	9,423,209
Information Technology - 16.9%
Communications Equipment - 0.2%
Accton Technology Corp	186,000	6,379,480
FOCI Fiber Optic Communications Inc (b)	70,000	814,461
		7,193,941
Electronic Equipment, Instruments & Components - 1.6%
Chroma ATE Inc	164,000	3,116,581
Delta Electronics Inc	951,911	26,681,502
Elite Material Co Ltd	162,000	6,513,391
Fositek Corp	23,000	751,871
Hon Hai Precision Industry Co Ltd	869,173	6,161,920
Nan Ya Printed Circuit Board Corp	5,000	37,088
Unimicron Technology Corp	301,000	1,496,701
		44,759,054
Semiconductors & Semiconductor Equipment - 14.2%
Alchip Technologies Ltd	11,000	1,250,985
ASE Technology Holding Co Ltd	1,625,524	8,878,900
eMemory Technology Inc	56,757	3,753,622
Hon Precision Inc	88,100	5,118,058
Jentech Precision Industrial Co Ltd	35,000	2,768,478
MediaTek Inc	487,253	21,029,857
Taiwan Semiconductor Manufacturing Co Ltd	8,815,154	383,036,813
		425,836,713
Technology Hardware, Storage & Peripherals - 0.9%
Asia Vital Components Co Ltd	63,000	2,028,456
King Slide Works Co Ltd	11,000	1,187,804
Quanta Computer Inc	1,930,473	18,374,595
Wiwynn Corp	64,307	6,996,774
		28,587,629
TOTAL INFORMATION TECHNOLOGY		506,377,337

TOTAL TAIWAN		552,126,688
THAILAND - 0.2%
Materials - 0.2%
Chemicals - 0.2%
PTT Global Chemical PCL	8,587,700	6,590,653
TURKEY - 0.4%
Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
BIM Birlesik Magazalar AS	559,000	7,273,665
Materials - 0.2%
Construction Materials - 0.2%
Oyak Cimento Fabrikalari AS	9,814,000	4,999,381
TOTAL TURKEY		12,273,046
UNITED ARAB EMIRATES - 1.6%
Energy - 0.3%
Energy Equipment & Services - 0.3%
ADNOC Drilling Co PJSC	5,297,863	8,120,491
Financials - 0.9%
Banks - 0.9%
Abu Dhabi Commercial Bank PJSC	2,451,105	9,729,547
Abu Dhabi Islamic Bank PJSC	1,859,134	11,024,064
Dubai Islamic Bank PJSC	2,668,200	6,959,163
		27,712,774
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Aldar Properties PJSC	906,427	2,339,453
Emaar Properties PJSC	2,230,722	7,925,545
RAK Properties PJSC (b)	2,051,800	826,742
		11,091,740
TOTAL UNITED ARAB EMIRATES		46,925,005
UNITED KINGDOM - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
Anglogold Ashanti Plc (South Africa)	228,400	16,049,233
UNITED STATES - 0.6%
Energy - 0.2%
Energy Equipment & Services - 0.2%
Tenaris SA ADR	157,200	5,623,044
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ACM Research Inc Class A (b)	3,200	125,216
Materials - 0.4%
Construction Materials - 0.4%
Titan SA	278,830	11,392,141
TOTAL UNITED STATES		17,140,401
TOTAL COMMON STOCKS (Cost $1,879,926,174)		2,957,775,926

Convertible Corporate Bonds - 0.1%
	Principal Amount (a)	Value ($)
BRAZIL - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Creditas Financial Solutions Ltd 5% 7/28/2027 (g)(h) (Cost $2,066,600)	2,066,600	2,428,461

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
CHINA - 0.3%
Communication Services - 0.3%
Interactive Media & Services - 0.3%
Douyin Co Ltd Series E1 (b)(g)(h)	30,246	7,821,616
Health Care - 0.0%
Health Care Providers & Services - 0.0%
dMed Biopharmaceutical Co Ltd Series C (b)(g)(h)	45,658	347,457
TOTAL CHINA		8,169,073
INDIA - 0.1%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Meesho Series D-2 (g)(h)	862,860	1,285,661
Meesho Series E (g)(h)	143,760	214,202
Meesho Series E-1 (g)(h)	151,200	225,288
Meesho Series F (g)(h)	2,202,883	3,282,296

TOTAL INDIA		5,007,447
UNITED STATES - 0.0%
Information Technology - 0.0%
IT Services - 0.0%
Gupshup Inc (b)(g)(h)	44,950	204,972
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,791,989)		13,381,492

Non-Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
KOREA (SOUTH) - 0.3%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
Hyundai Motor Co Series 2 (Cost $5,049,778)	72,263	8,567,027

U.S. Treasury Obligations - 0.0%
	Yield (%) (j)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/2/2025 (Cost $199,976)	4.29	200,000	199,978

Money Market Funds - 2.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (k)	4.21	45,055,543	45,064,555
Fidelity Securities Lending Cash Central Fund (k)(l)	4.19	18,918,943	18,920,834
TOTAL MONEY MARKET FUNDS (Cost $63,985,005)			63,985,389

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $1,960,019,522)	3,046,338,273
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(33,648,734)
NET ASSETS - 100.0%	3,012,689,539

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $147,121,847 or 4.9% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $165,560,674 or 5.5% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $441,894 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(g)	Level 3 security.
(h)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,047,059 or 0.5% of net assets.

(i)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Creditas Financial Solutions Ltd 5% 7/28/2027	1/28/2022 - 7/28/2023	2,066,600

dMed Biopharmaceutical Co Ltd Series C	12/1/2020	648,487

Douyin Co Ltd Series E1	11/18/2020	3,314,181

Gupshup Inc	6/8/2021	1,027,791

Jumo World Holding Limited	9/6/2023	1,371,330

Meesho Series D-2	7/15/2024	805,336

Meesho Series E	7/15/2024	134,176

Meesho Series E-1	4/18/2024	141,120

Meesho Series F	9/21/2021 - 7/15/2024	2,720,898

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
National Securities Depository Ltd	11/1/2025

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	25,748,606	920,087,588	900,771,960	1,803,795	322	(1)	45,064,555	45,055,543	0.1%
Fidelity Securities Lending Cash Central Fund	12,631,369	361,496,426	355,206,961	351,919	-	-	18,920,834	18,918,943	0.1%
Total	38,379,975	1,281,584,014	1,255,978,921	2,155,714	322	(1)	63,985,389

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of September 30, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	288,480,117	68,853,702	219,626,415	-
Consumer Discretionary	452,397,027	282,276,250	170,120,777	-
Consumer Staples	112,419,357	112,419,357	-	-
Energy	105,058,309	105,058,301	-	8
Financials	664,839,121	521,777,224	142,824,776	237,121
Health Care	96,178,778	92,093,860	4,084,918	-
Industrials	172,051,221	172,051,221	-	-
Information Technology	760,873,447	336,445,949	424,427,498	-
Materials	198,181,921	177,762,625	20,419,293	3
Real Estate	38,107,162	33,898,905	4,208,257	-
Utilities	69,189,466	69,189,466	-	-

Convertible Corporate Bonds
Financials	2,428,461	-	-	2,428,461

Convertible Preferred Stocks
Communication Services	7,821,616	-	-	7,821,616
Consumer Discretionary	5,007,447	-	-	5,007,447
Health Care	347,457	-	-	347,457
Information Technology	204,972	-	-	204,972

Non-Convertible Preferred Stocks
Consumer Discretionary	8,567,027	8,567,027	-	-

U.S. Treasury Obligations	199,978	-	199,978	-

Money Market Funds	63,985,389	63,985,389	-	-
Total Investments in Securities:	3,046,338,273	2,044,379,276	985,911,912	16,047,085
Financial Statements
Statement of Assets and Liabilities
As of September 30, 2025
Assets
Investment in securities, at value (including securities loaned of $18,027,796) - See accompanying schedule:
Unaffiliated issuers (cost $1,896,034,517)	$2,982,352,884
Fidelity Central Funds (cost $63,985,005)	63,985,389

Total Investment in Securities (cost $1,960,019,522)		$3,046,338,273
Foreign currency held at value (cost $3,574,624)		3,574,234
Receivable for investments sold		13,226,586
Receivable for fund shares sold		814,422
Dividends receivable		4,157,471
Interest receivable		225,061
Distributions receivable from Fidelity Central Funds		159,107
Other receivables		405,780
Total assets		3,068,900,934
Liabilities
Payable to custodian bank	$703,302
Payable for investments purchased
Regular delivery	14,157,817
Delayed delivery	23,375
Payable for fund shares redeemed	118,943
Deferred taxes	22,035,720
Other payables and accrued expenses	251,404
Collateral on securities loaned	18,920,834
Total liabilities		56,211,395
Net Assets		$3,012,689,539
Net Assets consist of:
Paid in capital		$2,169,091,949
Total accumulated earnings (loss)		843,597,590
Net Assets		$3,012,689,539
Net Asset Value, offering price and redemption price per share ($3,012,689,539 ÷ 10,943,457 shares)		$275.30
Statement of Operations
Year ended September 30, 2025
Investment Income
Dividends		$65,263,061
Interest		121,699
Income from Fidelity Central Funds (including $351,919 from security lending)		2,155,714
Income before foreign taxes withheld		$67,540,474
Less foreign taxes withheld		(7,228,289)
Total income		60,312,185
Expenses
Custodian fees and expenses	$591,274
Independent trustees' fees and expenses	9,873
Total expenses		601,147
Net Investment income (loss)		59,711,038
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $4,955,882)	35,728,531
Fidelity Central Funds	322
Foreign currency transactions	(1,902,239)
Futures contracts	963,403
Total net realized gain (loss)		34,790,017
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,586,555)	446,638,062
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(108,486)
Total change in net unrealized appreciation (depreciation)		446,529,575
Net gain (loss)		481,319,592
Net increase (decrease) in net assets resulting from operations		$541,030,630
Statement of Changes in Net Assets

	Year ended September 30, 2025	Year ended September 30, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,711,038	$55,494,373
Net realized gain (loss)	34,790,017	(68,431,052)
Change in net unrealized appreciation (depreciation)	446,529,575	544,822,762
Net increase (decrease) in net assets resulting from operations	541,030,630	531,886,083
Distributions to shareholders	(55,030,471)	(53,105,685)

Affiliated share transactions
Proceeds from sales of shares	225,061,479	88,746,296
Reinvestment of distributions	55,030,471	53,105,685
Cost of shares redeemed	(258,711,772)	(270,865,212)

Net increase (decrease) in net assets resulting from share transactions	21,380,178	(129,013,231)
Total increase (decrease) in net assets	507,380,337	349,767,167

Net Assets
Beginning of period	2,505,309,202	2,155,542,035
End of period	$3,012,689,539	$2,505,309,202

Other Information
Shares
Sold	990,063	427,021
Issued in reinvestment of distributions	228,837	261,492
Redeemed	(1,131,570)	(1,309,993)
Net increase (decrease)	87,330	(621,480)

Financial Highlights
Fidelity® Emerging Markets Equity Central Fund

Years ended September 30,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$230.77	$187.80	$168.44	$277.72	$237.14
Income from Investment Operations
Net investment income (loss) A,B	5.46	4.94	5.48	5.84	5.06
Net realized and unrealized gain (loss)	44.13	42.80	19.98	(90.17)	40.55
Total from investment operations	49.59	47.74	25.46	(84.33)	45.61
Distributions from net investment income	(5.06)	(4.77)	(6.10)	(6.45)	(5.03)
Distributions from net realized gain	-	-	-	(18.50)	-
Total distributions	(5.06)	(4.77)	(6.10)	(24.95)	(5.03)
Net asset value, end of period	$275.30	$230.77	$187.80	$168.44	$277.72
Total Return C	21.83%	25.79%	15.11%	(32.96)%	19.17%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.02%	.02%	.02%	.02%	.03%
Expenses net of fee waivers, if any	.02%	.02%	.02%	.02%	.03%
Expenses net of all reductions, if any	.02%	.02%	.02%	.02%	.03%
Net investment income (loss)	2.34%	2.39%	2.88%	2.68%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$3,012,690	$2,505,309	$2,155,542	$1,772,064	$1,902,714
Portfolio turnover rate F	53%	42%	50%	58%	68%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended September 30, 2025

1. Organization.
Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2025, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2025, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,154,842,953
Gross unrealized depreciation	(99,276,314)
Net unrealized appreciation (depreciation)	$1,055,566,639
Tax Cost	$1,990,771,634

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,148,434
Capital loss carryforward	$(207,959,306)
Net unrealized appreciation (depreciation) on securities and other investments	$1,055,444,181

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(141,912,838)
Long-term	(66,046,468)
Total capital loss carryforward	$(207,959,306)

The tax character of distributions paid was as follows:

	September 30, 2025	September 30, 2024
Ordinary Income	$55,030,471	$ 53,105,685

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Equity Central Fund	1,350,328,620	1,345,335,954
6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Emerging Markets Equity Central Fund	3,518

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Equity Central Fund	13,600,515	30,851,513	7,034,502
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Emerging Markets Equity Central Fund	36,791	3,589	-
8. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Emerging Markets Equity Central Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 13, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $1,861,691 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 25.33%, 64.49%, 64.49%, and 64.49% of the dividends distributed December, March, June and September respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $2.2124 and $1.2944 for the dividend paid December 12, 2024.

The fund will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Emerging Markets Equity Central Fund
Each year, the Board of Directors, including the Independent Directors (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Directors), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Directors.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Directors, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2026.

1.876933.116
EMQ-ANN-1125

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	November 20, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	November 20, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	November 20, 2025